As filed with the Securities and Exchange Commission on January 27, 1999

                                           1933 Act Registration No. 333-18881


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2

                                    FORM S-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                              (Exact Name of Trust)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)


                               Name and Address of
                               Agent for Service:
                            Kenneth W. Reitz, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska 68175-1008
                      Internet: ken.reitz@mutualofomaha.com

                 Modified Single Premium Variable Life Insurance
          Policy (Title, amount, and proposed maximum offering price of securities being registered)


It is proposed that this filing will become effective (check appropriate box):

    [ ] immediately  upon  filing  pursuant  to  paragraph  (b)
    [ ] on  pursuant to paragraph (b)
    [ ] 60 days after filing  pursuant to paragraph  (a)(i)
    [x] on the 80th day after filing pursuant to paragraph (a)(i)

If appropriate, check the following box:
    [ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                       Registration Statement on Form S-6
                              Cross-Reference Sheet


  Form N-8B-2
  Item No.        Caption in Prospectus
--------------    ------------------------
  1               Cover Page
  2               Cover Page
  3               Inapplicable
  4               Policy Distributions
  5               About Us
  6               Variable Investment Options
  9               Inapplicable
  10(a)           Policy Application and Issuance
  10(b)           Policy Distributions
  10(c), (d), (e) Policy Distributions; Lapse and Grace Period; Reinstatement 10(f), (g), (h) Voting Rights; Tax Matters
  10(i)           Important Policy Provisions
  11              Variable Investment Options
  12              Variable Investment Options; Policy Distributions
  13              Expenses; Tax  Matters; Policy Distributions; Appendix A
  14              Policy Application and Issuance
  15              Policy Application and Issuance
  16              Variable Investment Options
  17              Captions referenced under Items 10(c), (d), (e) and (i) above
  18              Variable Investment Options
  19              Reports to You; Voting Rights;  Policy Distributions
  20              Captions  referenced  under Items 6 and 10(g) above
  21              Policy Loans
  22              Inapplicable
  23              Policy Distributions
  24              Important Policy Provisions
  25              About Us
  26              Policy Distributions
  27              About  Us
  28              Management
  29              About  Us
  30              Inapplicable
  31              Inapplicable
  32              Inapplicable
  33              Inapplicable
  34              Inapplicable
  35              About  Us
  36              Inapplicable
  37              Inapplicable
  38              Policy Distributions
  39              Policy Distributions
  40              Inapplicable
  41(a)           Policy Distributions
  42              Inapplicable
  43              Inapplicable
  44(a)           Variable Investment Options; Policy Application and Issuance
  44(b)           Expenses; Policy Distributions
  44(c)           Expenses
  45              Inapplicable

  46              The  Variable  Account; Captions referenced under Items 10(c),
                  (d), and (e) above
  47              Inapplicable
  48              About Us
  49              Inapplicable
  50              Variable Investment Options
  51              Cover Page, Summary, Important Policy Provisions, Tax Matters,
                  Policy Distributions
  52              Tax Matters
  53              Tax Matters
  54              Inapplicable
  55              Inapplicable
  59              Financial Statements

United of Omaha
A Mutual on Omaha Company

[GRAPHIC OMITTED]                               PROSPECTUS: Dated _______, 1999

                                                             ULTRA VARIABLE LIFE
                                              Individual Modified Single Premium
                                        Variable Universal Life Insurance Policy

    The ULTRA VARIABLE LIFE (the "Policy") is offered by UNITED OF OMAHA LIFE INSURANCE COMPANY ("WE, US, OUR, UNITED OF OMAHA") to applicants age 90 and under. The Policy pays a Death Benefit upon the Insured's death and a Cash Surrender Value upon surrender of the Policy.

    Death Benefit may, and the Accumulation Value will, vary up or down to reflect the investment experience of amounts allocated to UNITED OF OMAHA SEPARATE ACCOUNT B (THE "VARIABLE ACCOUNT"). You bear the investment risk for all amounts so allocated; there is no guaranteed minimum Accumulation Value. The Policy continues in effect while the Accumulation Value is enough to pay the Monthly Deduction Amount or until the end of the Death Benefit guarantee period (assuming no Policy loans are taken), whichever is later.

    Minimum initial premium is $20,000  Additional premium may be paid once each
Policy Year, subject to restrictions.
                                                   Investment   options   offered   through  the  Policy
    The investment portfolios offered              include  25  variable  options  (where  you  have the
    through the Policy, while they may have        investment risk) from:
    the same or similar names of retail                Alger American Fund
    mutual funds, are not the same as those            Federated's Insurance Management Series
    funds.  By law, the Policy may not offer           Fidelity's VIP Fund and VIP Fund II
    those retail mutual funds, so it offers            MFS Variable Insurance Trust
    funds whose names and characteristics              Morgan Stanley Dean Witter Universal Funds
    may be similar to them but whose                   Pioneer Variable Contracts Trust
    performance is not necessarily related             Scudder Variable Life Investment Fund
    to the retail funds.  The portfolios are           T.Rowe Price Equity  Series,  Fixed Income Series
    described in separate prospectuses that            and International Series
    accompany this Prospectus.                     and 2 fixed options (where we have the investment
                                                   risk) from:
                                                       United of Omaha

    The variable investment options are not direct investments in mutual fund shares, but are purchases of Subaccount shares of the Variable Account, which in turn invests your premium in the investment options pursuant to your directions. While the Policy is in force, you may transfer Policy value among the investment options. Restrictions may apply, especially on transfers out of fixed options. You must be given copies of the prospectus for each variable investment option when or before you receive this Prospectus.

    Partial withdrawals and loans of the Policy's value may be taken from time to time, subject to certain restrictions. In almost all cases, the Policy will be a modified endowment contract for federal income tax purposes. ANY POLICY LOAN, PARTIAL WITHDRAWAL OR SURRENDER MAY RESULT IN ADVERSE TAX CONSEQUENCES OR PENALTIES.

    IT MAY NOT BE TO YOUR ADVANTAGE TO REPLACE EXISTING LIFE INSURANCE WITH THE POLICY.

PLEASE  READ THIS  PROSPECTUS  CAREFULLY.
IT  PROVIDES  INFORMATION  YOU SHOULD         The Policy is a security.  Although we register this
CONSIDER BEFORE PURCHASING A  POLICY.         Prospectus with the SEC, the SEC does not pass upon
KEEP  THIS  PROSPECTUS  FOR  FUTURE           its accuracy or adequacy, nor does the SEC approve or
REFERENCE.  IT, GENERALLY DESCRIBES           disapprove the Policy. You may access our registration
ONLY THE POLICY AND VARIABLE INVESTMENT       on the SEC's  Web site  (http://www.sec.gov), or they
OPTIONS,  EXCEPT WHEN THE FIXED OPTIONS       can send you a copy for a fee.  This Prospectus may only
ARE SPECIFICALLY MENTIONED.                   be used to offer the Policy where the Policy may lawfully
be sold.  No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.


AN INTEREST IN THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
        THE POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

-------------------------------
CONTENTS

                                                                       Page(s)
                                                                       --------
            DEFINITIONS                                                   3
             ---------------------------------------------------------- --------
            SUMMARY                                                      3-5
                Comparison to Other Policies and Investments
                How the Policy Operates
                Summary of Expense Charges
            ---------------------------------------------------------- --------
           ABOUT US                                                      6
            ---------------------------------------------------------- --------
            INVESTMENT OPTIONS                                          6-13
                Variable Investment Options
                Fixed Investment Options
                    Systematic Transfer Account
                    Fixed Account
                Transfers
                Dollar Cost Averaging
                STEP Program
                Asset Allocation Program
                Rebalancing
            ---------------------------------------------------------- --------
            IMPORTANT POLICY PROVISIONS                                 13-16
                Policy Application and
                   Issuance                    Telephone Transactions
                Lapse and Grace Period         Reinstatement
                Guaranteed Paid-Up Life        Maturity Date
                   Insurance (optional)        Coverage Beyond
                Misstatement of Age or         Maturity
                Sex                            Delay of Payments
                Suicide                        Minor Owner or
                Incontestability                  Beneficiary
            ------------------------------ --------------------------- --------
            EXPENSES                                                    16-20
                Monthly Deduction              Transfer Charge
                   Cost of Insurance           Guaranteed Paid-Up
                Charge                            Insurance Charge
                   Expense Charge                 (optional)
                Surrender Charge               Series Fund Charges
                   (with Waivers)
            ------------------------------ --------------------------- --------
            POLICY DISTRIBUTIONS                                        20-23
                Policy Loans
                Surrender                      Death Benefit
                Partial Withdrawals            Payment of Proceeds
            ------------------------------ --------------------------- --------
            TAX MATTERS                                                 23-25
            ------------------------------ --------------------------- --------
            MISCELLANEOUS                                               25-27
                Our Management
                Distribution of the            Legal Proceedings
                Policies                       Independent Auditors
                Voting Rights                  Reports to You
                Year 2000 Issues               Do You Have Questions?
                State Regulation
            ------------------------------ --------------------------- --------
             ILLUSTRATIONS                                                27
            ---------------------------------------------------------- --------
            FINANCIAL STATEMENTS                                         39

-----------------------------------------------------------
DEFINITIONS

Accumulation Units are an accounting unit of measure used to calculate the Accumulation Value of the Variable Account.

Accumulation Value is the dollar value as of any Valuation Date of all amounts accumulated under the Policy.

Allocation Date is the first business day following the completion of the Right to Examine This Policy period or our approval of an additional premium payment.

Beneficiary is the person(s) or other legal entity who receives Policy benefits, if any, upon the Insured's death.

Cash Surrender Value is the Accumulation Value at the end of the applicable Valuation Date, less any Policy loans, unpaid loan interest, and any applicable Surrender Charge.

Due Proof of Death is a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

Fixed Account is an account consisting of general account assets of ours.

Owner is the person(s) who may exercise all rights and privileges under the Policy.

Payee is the person who receives payments under the Policy.

Policy Year/Month/Anniversary means respective anniversary dates from the Date of Issue.

Proceeds means the Death Benefit, Cash Surrender Value, or Proceeds payable upon the Maturity Date.

SEC is the Securities Exchange Commission, the federal governmental agency regulating securities.

Series Funds are diversified, open-end investment management companies in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified portfolio of one of the Series Funds.

Telephone Transaction are transactions you may make by telephone based upon prior Written Notice authorization.

Us, We, Our is United of Omaha Life Insurance Company. All communication to us regarding your Policy should be sent to United of Omaha, Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430. Telephone: 1-800-238-9354.

Valuation Date is each day that the New York Stock Exchange is open for trading.

Variable Account -- United of Omaha Separate Account B, a separate account maintained by us in which a portion of our assets has been allocated for the Policy and certain other policies.

Written Notice or Request -- Written notice, signed by you, that gives us the information we require and is received at United of Omaha Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430.


-----------------------------------------------------------
SUMMARY

o   COMPARISON TO OTHER POLICIES AND INVESTMENTS

    The Policy offered by this prospectus is designed to provide life insurance coverage for the Insured. It is not offered primarily as an investment.
    Compared to other life insurance policies In many respects the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy is different from fixed-benefit life insurance in that the death benefit may, and the cash value ("Accumulation Value") will always, vary to reflect the investment experience of the selected variable investment options. Also, IN ALMOST ALL SITUATIONS THE POLICY IS EXPECTED TO BE TREATED FOR FEDERAL INCOME TAX PURPOSES AS A MODIFIED ENDOWMENT CONTRACT. THIS MEANS PRE-DEATH DISTRIBUTIONS (INCLUDING PARTIAL WITHDRAWALS AND LOANS) FROM THE POLICY WOULD BE INCLUDED IN INCOME ON AN INCOME-FIRST BASIS, AND A 10% PENALTY TAX MAY BE IMPOSED ON INCOME DISTRIBUTED BEFORE YOU ATTAIN AGE 59 1/2.

    Compared to mutual funds. The Policy is designed to provide insurance protection. Although the underlying investment portfolios to which Accumulation Value may be allocated invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policy differs from mutual fund investments. The main differences are:

o The Policy provides a death benefit based on our assumption of an actuarially calculated risk.
o If the Policy Accumulation Value is not enough to pay a Monthly Deduction Amount, the Policy will lapse with no value unless premium is paid, subject to the Guaranteed Death Benefit.
o We, not you, own the investment portfolio's underlying series fund shares. You own interests in our Subaccounts that invest in series fund portfolios as directed by you.
o Premium paid is held in the Money Market subaccount until the Allocation Date. Only then is premium invested in other variable investment options you elected.
o Insurance-related charges not associated with mutual fund investments are deducted from values of the Policy.
o Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy.
o Transfers from one underlying series fund portfolio to another are accomplished without tax liability under current law.
o Dividends and capital gains distributed by the investment portfolio's underlying series funds are automatically reinvested.
o Premature withdrawals may be subject to a 10% federal tax penalty. Also, Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although such earnings are exempt from taxation if received as a death benefit or taxation is deferred until such earnings are distributed.
o Most states grant you a time period to review your policy and cancel it for a return of premium paid. The terms of this "right to examine" period varies by state, and is stated on the cover of your Policy.


o   HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

                                POLICY FLOW CHART
                  ---------------------------------------------
                                     PREMIUM
                      o Minimum initial premium required is
                        $20,000.
                      o Additional premium may be paid once each
                        Policy Year, within limits.
                  ---------------------------------------------


       ------------------------------------------------------------------
                      DEDUCTIONS BEFORE ALLOCATING PREMIUM
                                      None
       ------------------------------------------------------------------


 -------------------------------------------------------------------------------
                              INVESTMENT OF PREMIUM
   o You direct the allocation of the initial and any additional premium among 25 Subaccounts of the Variable Account, the Fixed Account and the Systematic Transfer Account. The Subaccounts invest in corresponding Series Funds.
 -------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
   o Monthly Deduction on the Monthly Deduction Date from Accumulation Value (annual rate calculated as a percentage of Accumulation Value) for:
         o 0.50% to 0.70% for preferred rate class and 0.84% to 1.30% for standard rate class for cost of insurance (depending on the rate class of the Insured and Policy accumulation value and duration)
         o 1.53% expense charge during Policy years 1 through 10; 1.14% after Policy Year 10.
  o $10 transfer fee (first 12 transfers  per Policy  free).
  o Investment advisory fees and fund expenses are deducted from the assets of each Fund.
   -----------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                               ACCUMULATION VALUE
       o Accumulation Value is equal to the initial and any additional premium, as adjusted each day the New York Stock Exchange is open to reflect Subaccounts' investment experience, charges deducted and other Policy transactions (such as transfers and partial withdrawals).
       o Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value. The Policy may lapse, even if there is no Policy loan.
       o Accumulation Value can be transferred among the Subaccounts and the Fixed Account. Policy loans reduce the amount available for allocations and transfers.
       o Dollar cost averaging and asset rebalancing programs are available.
       o Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit.
   --------------------------------------------------------------------------


---------------------------------------------------------------- -----------------------------------------

              ACCUMULATION VALUE BENEFITS                                      DEATH BENEFIT
                                                                 o   Received income tax free to
o  After the first Policy Year (Date of Issue in Indiana and         Beneficiary.
   New Jersey), loans may be taken for amounts up to 100% of     o   Available as lump sum or under a
   Cash Surrender Value at a net interest rate charge of             variety of payment options.
   1.5%.  Preferred loans are currently available (with a net    o   Greater of:
   interest rate charge of 0%).                                  -   Initial specified amount of
o  The Policy may be surrendered in full at any time for its         coverage plus any later increase
   Cash Surrender Value, or part of the Accumulation Value may       and less any later decrease; or
   be withdrawn. After the first Policy year, up to 15% of the   -   Policy's Accumulation Value on the
   Accumulation Value as of the first withdrawal that Policy         date of the Insured's death
   Year may be withdrawn each Policy year without charge.  A         multiplied by a corridor
   nine year declining surrender charge of up to 9.5% of each        percentage for the Insured's
   premium paid will apply to a full surrender and all other         attained age.
   partial withdrawals.  Federal taxes and tax penalties may
   also apply.                                                   PROCEEDS PAID ARE REDUCED BY ANY POLICY
o  Fixed and variable payment options are available.             LOAN BALANCE AND UNPAID LOAN INTEREST.
---------------------------------------------------------------- -----------------------------------------

In the ILLUSTRATIONS section of this prospectus are illustration tables demonstrating how the Policy operates given the Policy's expenses and several assumed rates of return. These tables may assist in comparing the Policy's Death Benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies. Please review these tables to better understand the effect of expenses upon the Policy. You may also ask us to provide a comparable illustration based upon specific factors you provide.

                FOR MORE DETAILED INFORMATION ABOUT THE POLICY,
            PLEASE READ THE REST OF THIS PROSPECTUS AND THE POLICY.

-----------------------------------------------------------
ABOUT US

    We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provide life, health, disability, home and auto insurance, mutual funds, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, made popular through its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all States of the United States (except New York), and in the District of Columbia. As of December 31, 1997, United of Omaha had assets of over $9.2 billion.
    We may from time to time publish (in advertisements, sales literature and reports to Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability, and the ratings should not be considered as bearing on the investment performance of assets held in the Variable Account or the degree of risk associated with an investment in the Variable Account.

-----------------------------------------------------------
INVESTMENT OPTIONS

                    THE INVESTMENT RESULTS OF EACH INVESTMENT OPTION, WHOSE INVESTMENT OBJECTIVES ARE DESCRIBED BELOW, ARE LIKELY TO DIFFER SIGNIFICANTLY. YOU SHOULD CONSIDER CAREFULLY, AND ON A CONTINUING BASIS, WHICH PORTFOLIO OR COMBINATION OF INVESTMENT OPTIONS BEST SUITS YOU LONG-TERM INVESTMENT OBJECTIVES.

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options - each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your Policy premium to one or a combination of the variable investment options or the fixed investment options (allocations to the Systematic Transfer Account are limited to initial purchase payment and rollovers only). Allocations must be in whole percentages and total 100%.

o    VARIABLE INVESTMENT OPTIONS

                    THE SERIES FUND PORTFOLIOS, WHILE THEY MAY HAVE THE SAME OR SIMILAR NAMES OF RETAIL MUTUAL FUNDS, ARE NOT THE SAME AS THOSE FUNDS. BY LAW, THE POLICY CANNOT OFFER THOSE RETAIL MUTUAL FUNDS, SO IT OFFERS INVESTMENT PORTFOLIOS WHOSE NAMES AND CHARACTERISTICS MAY BE SIMILAR TO THEM BUT WHOSE PERFORMANCE IS NOT NECESSARILY RELATED TO THE RETAIL FUNDS.

                    FOR DETAILED INFORMATION ABOUT ANY PORTFOLIO, INCLUDING ITS PERFORMANCE HISTORY, REFER TO THE SERIES FUND PROSPECTUS FOR THAT PORTFOLIO.

        With the Policy's variable investment options, you bear the investment risk, not us. This means you, not we, control the amount of money you invest in each of the variable investment portfolios, and you, not we, bear the risk those portfolios will perform better or worse than you expect.
        The Variable Account, United of Omaha Separate Account B, provides you with variable investment options in the form of Series Fund portfolios to fund the benefits provided by your Policy. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Variable Account Subaccount corresponding to that portfolio, and the Subaccount in turn in invests in the Series Fund portfolio in the amount of your allocation. Each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus.
    The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of other separate investment accounts or other business unrelated to the Variable Account. These assets are held by us for our variable life insurance policies. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. Because we do not manage the investments of the portfolios, we do not guarantee the Variable Account's performance. We are, however, responsible for meeting the obligations of the Policy to you.

------------------- ---------------------------------------------------------------- --------------------------------------------
                    Variable Investment Options
Asset               under United of Omaha Separate Account B                        Objective
Category*               (Series Fund-Portfolio)
                                                       Investments
------------------- ---------------------------------------------------------------- --------------------------------------------
                    MFS Variable Insurance Trust -
                    MFS Emerging Growth Portfolio (5)                                Long-term capital appreciation.

Aggressive
Growth
                                  Common   stocks  of  small  and   medium-sized
                                  companies  with  growth  potential.  May  make
                                  limited  investments  in lower  rated bonds or
                                  comparable unrated securities.

                    Alger American Fund -
                    Alger American Small Capitalization Portfolio (1)                Long-term capital appreciation

                                  Common  stocks of companies  with total market
                                  capitalization of less than $1 billion.
                                  Such securities may have limited marketability
                                  and be  subject  to  more  abrupt  or  erratic
                                  market   movements  than  the  general  equity
                                  market.
------------------- -------------------------------------------------------------------------------------------------------------
                    Pioneer Variable Contracts Trust -                               Long-term capital appreciation
Real Estate         Pioneer Real Estate Growth Portfolio (8)                         with current income.

                                  Real  estate  investment  trusts  (REITs)  and
                                  other real estate industry companies.
------------------- -------------------------------------------------------------------------------------------------------------
                    T. Rowe Price International Series, Inc. -
                    T. Rowe Price International Stock Portfolio (10)                 Long-term capital appreciation.
International
                                  Common stock of foreign companies.

                    Scudder Variable Life Investment Fund -
                    Scudder VLIF International Portfolio (9)                         Long-term capital appreciation.

                                  Common stock of foreign companies, diversified among several countries and industries.

                    Scudder  Variable Life Investment  Fund -                        Long-term  capital appreciation
                    Scudder VLIF Global  Discovery  Portfolio  (9)                     with current income.

                                  Common  stocks of small  foreign and  domestic
                                  companies,  including  to a limited  extent in
                                  lower  rated  bonds  or   comparable   unrated
                                  securities.

                    Morgan Stanley Universal Funds, Inc. -
                    Morgan Stanley Emerging Markets Equity Portfolio (6)             Long-term capital appreciation.

                                  Securities  of  "emerging"  foreign  countries
                                  (countries   whose  economies  are  developing
                                  strongly and where equity markets are becoming
                                  sophisticated).  Such  investments  may not be
                                  feasible or may involve unacceptable political
                                  risks  in  some  countries,  and  may  involve
                                  greater risk than securities in more developed
                                  countries and markets.
------------------- -------------------------------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                                   High current income
Bond -              MFS High Income Portfolio (5)                                    and capital appreciation.
High Yield
                                  Diversified bond portfolio,  some of which may
                                  involve equity features, including lower-rated
                                  bonds or comparable unrated securities.
------------------- -------------------------------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -
                    T. Rowe Price New American Growth Portfolio (11)                 Long-term capital appreciation.
                                Common  stocks  of  companies  in the  service
                                sector of the economy.

                    MFS Variable Insurance Trust -
                    MFS Research Portfolio (5)
------------------- ---------------------------------------------------------------- --------------------------------------------

                                                                                     Long-term capital appreciation.

                                  Common stocks or securities convertible into common stocks of companies expected to possess better than average prospects for long-term growth. May invest to a limited extent in lower-rated securities or comparable unrated securities.

                    Fidelity Variable Insurance Products Fund II -
                    Fidelity VIP II Contrafund Portfolio (3)                         Long-term capital appreciation.

                                  Securities of companies, foreign and domestic,
                                  that are currently  undervalued,  unpopular or
                                  overlooked,    but   analysts   believe   show
                                  potential  for growth.  May use  techniques to
                                  hedge risk.

                    Alger American Fund -
                    Alger American Growth Portfolio (1)                              Long-term capital appreciation.

                                  Common stocks of companies with total market capitalization of $1 billion or more.

                    Pioneer Variable Contracts Trust -
                    Pioneer Capital Growth Portfolio (8)                             Long-term capital appreciation.

                                  Securities of companies, foreign and domestic,
                                  that are currently  undervalued,  unpopular or
                                  overlooked,    but   analysts   believe   show
                                  potential for growth.

                                      7

                    MFS Variable Insurance Trust -
                    MFS Value Series Portfolio (5)                                   Long-term capital appreciation.

                                  Common   stocks  of   foreign   and   domestic
                                  companies.  May make  limited  investments  in
                                  lower  rated  bonds  or   comparable   unrated
                                  securities.
------------------- -------------------------------------------------------------------------------------------------------------
                    Fidelity  Variable  Insurance  Products  Fund II -               Long-term capital appreciation
                    Fidelity VIP II Index 500 Portfolio (3)                           with current income.
Growth &
Income

                                  Common stocks of companies that comprise the Standard & Poor's 500 index.

                    Scudder  Variable Life Investment  Fund -                        Long-term  capital appreciation
                    Scudder VLIF Growth & Income Portfolio (9)                        with current income.

                                  Common and preferred  stocks,  and  securities
                                  convertible  into  common  stocks,   of  large
                                  established companies.
------------------- -------------------------------------------------------------------------------------------------------------
                    T. Rowe Price Equity Series, Inc. -
                    T. Rowe Price Equity Income Portfolio (11)                       Dividend income and capital appreciation.
Equity
Income

                                  Common stocks of established companies that pay dividends.

                    Fidelity Variable  Insurance Products Fund -                     Dividend income and capital appreciation
                    Fidelity  VIP  Equity   Income Portfolio (3)                      surpassing the S&P 500 average.

                                  Securities  of   established   companies  that
                                  produce income and capital appreciation.
------------------- ---------------------------------------------------------------- --------------------------------------------

                    T. Rowe Price Equity Series, Inc. -     (11)
                    T. Rowe Price Personal Strategy Balanced Portfolio               Dividend income and capital appreciation.
Balanced
                                  Diversified  portfolio  of  stocks,  bond  and
                                  money  market  securities.  Bond  holdings are
                                  primarily  investment  grade,  but can include
                                  more volatile unrated bonds.

                    Fidelity Variable Insurance Products Fund II -
                    Fidelity VIP II Asset Manager  Growth  Portfolio  (3,4)          Long term capital appreciation.

                                  Diversified  portfolio of domestic and foreign
                                  stocks,  bonds, money market  securities,  and
                                  derivative transactions.
------------------- -------------------------------------------------------------------------------------------------------------
                    MFS Variable Insurance Trust -                                   Capital appreciation and growth with
Bond -              MFS World Government Portfolio (5)                               moderate current income.
International
                                  Foreign and U.S. government bonds.

                    Insurance Management Series -
                    Federated Fund for U.S. Government Securities II Portfolio (2)   Current income.

------------------- ---------------------------------------------------------------- --------------------------------------------
Bond -
Domestic
                                  U.S. Government bonds.

                    T. Rowe Price Fixed Income Series, Inc. -                        High level of current income consistent
                    T. Rowe Price Limited Term Bond Portfolio (11)                   with modest price fluctuations.

                                  Short- and intermediate-term  investment grade
                                  debt securities.
------------------- -------------------------------------------------------------------------------------------------------------
                                                                                     Above average return from a diversified
                    Morgan Stanley Universal Funds, Inc. -                           portfolio of fixed income securities and
                    Morgan Stanley Fixed Income Portfolio (7)                        derivatives.

                                  Medium   to   high   quality    fixed   income
                                  investments of intermediate maturity.
------------------- -------------------------------------------------------------------------------------------------------------
                    Insurance Management Series -                                    Current income consistent with the
Money Market        Federated Prime Money Fund II Portfolio (2)                      stability of principal.

                                  Money market instruments maturing in 13 months or less.  This portfolio is not insured by the
                                  U.S. government, and there is no guarantee it will be able to maintain a stable net asset value per share.
------------------- -------------------------------------------------------------------------------------------------------------

Investment Advisers and Subadvisers of the Series Funds:
    (1) Fred Alger Management, Inc.
    (2) Federated Advisors.
    (3) Fidelity Management & Research Company.
    (4) Fidelity Investment Management and Research (U.K.) Inc., and Fidelity Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
    (5) Massachusetts Financial Services Company.
    (6) Morgan Stanley Dean Witter Asset Management, Inc.
    (7) Miller Anderson & Sherrerd, LLP.
    (8) Pioneer Investment Management.
    (9) Scudder Kemper Investments, Inc.
   (10) Rowe Price-Fleming International, Inc., a joint venture between
        T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited.
   (11) T. Rowe Price Associates, Inc.

                    WE DO NOT ASSURE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES, A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH OF THE PORTFOLIOS, AND EACH PORTFOLIO'S FEES AND EXPENSES, IS CONTAINED IN THE PROSPECTUSES FOR THE SERIES FUNDS, CURRENT COPIES OF WHICH ACCOMPANY THIS PROSPECTUS. NONE OF THESE PORTFOLIOS IS INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

(*) Asset Category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure any portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE SERIES FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY PORTFOLIO OF THE VARIABLE ACCOUNT.

o   Adding, Deleting, or Substituting Variable Investments
    We do not control the Series Funds, so cannot guarantee that any of the portfolios will always be available. We retain the right to change the Variable Account and its investments. This means we may eliminate the shares of any portfolio held in our Variable Account and to substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive the SEC's and necessary State approval before making such a change.
    New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount allocated to the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Money Market Portfolio.
    If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer Policy assets of the Variable Account to other accounts.

o   FIXED INVESTMENT OPTIONS

    With fixed investment options, we bear the investment risk, unlike variable investment options where you bear that risk. This means that we will guarantee you will earn a minimum interest rate of at least 4.5% (0% in Maryland), and each year may declare a higher current interest rate that we guarantee for at least one year. We have full control over how assets allocated to fixed investment options are invested, and we bear the risk those assets will perform better or worse than the amount of interest we guarantee to pay you. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For details regarding the fixed investment options, see the Policy.

                    PREMIUM ALLOCATED TO THE SYSTEMATIC TRANSFER ACCOUNT AND PREMIUM ALLOCATED AND AMOUNTS TRANSFERRED TO THE FIXED ACCOUNT BECAME PART OF THE GENERAL ACCOUNT ASSETS OF UNITED OF OMAHA. INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN
                    REGISTERED WITH THE SEC AND ARE NOT SUBJECT TO THE SEC'S REGULATION, NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY WITH THE SEC. THEREFOR, SEC STAFF HAVE NOT REVIEWED THE FIXED ACCOUNT DISCLOSURES IN THIS PROSPECTUS.

o   Systematic Transfer Account (not available in all States)
    The Systematic Transfer Account is the fixed account option used if you elect at the time of application to participate in the Systematic Transfer Enrollment Program ("STEP program"). The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose at the time of application. The allocation and the predetermined dollar amount may not be changed. You must make a minimum allocation of $5,000 to the Systematic Transfer Account in order to participate in the STEP program. No additional funds (other than funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 transfer) may be allocated to the Systematic Transfer Account after the date of policy issue.

o   Fixed Account and Systematic Transfer Account
    The Fixed Account and the Systematic Transfer Account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premium to the Fixed Account or transfer amounts from the Variable Account to the Fixed Account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the Fixed Account. We have sole discretion to invest the assets of our general account, including the Fixed Account, subject to applicable law.
    We guarantee that money invested in the Fixed Account and the Systematic Transfer Account will earn an effective rate of at least 4.5% per year (0% in Maryland), and may earn more than that. (After the expense charge is applied, the net effective rate is 2.97% for Policy years 1-10, and 3.36% for Policy years 11 and subsequent; -1.53% and -1.14% respectively in Maryland.) Different amounts of interest may be credited to the Systematic Transfer Account and the Fixed Account. ONE TRANSFER OUT OF THE FIXED ACCOUNT IS ALLOWED EACH POLICY YEAR. (This limit does not apply under the Dollar Cost Averaging or Asset Allocation programs). The maximum amount that can be transferred out of the Fixed Account during any Policy Year is 10% of Fixed Account value on the date of the transfer. No charge is imposed on such transfers. Funds allocated to the Systematic Transfer Account must be completely transferred to the Variable Account or the Fixed Account within 12 months of deposit. Such transfers from the Systematic Transfer Account do not count toward the 12 free transfers between Variable Account Subaccounts or to the Fixed Account allowed each Policy year. You may not transfer funds to the Systematic Transfer Account. We reserve the right to modify transfer privileges at any time. Partial withdrawals from the Fixed Account are limited to a pro rata amount (with withdrawals from the Variable Account). Withdrawals and transfers from the Fixed Account and the Systematic Transfer Account may be delayed for up to six months, and withdrawals may be subject to a Withdrawal Charge. For purposes of crediting interest, the most recent payment or transfer into the Fixed Account, plus interest allocable to that payment or transfer, is considered to be withdrawn or transferred out first; the next oldest payment plus interest is considered to be transferred out next, and so on (a "first-in, first-out" procedure).

 WE HAVE SOLE DISCRETION TO SET CURRENT INTEREST RATES OF FIXED INVESTMENT OPTIONS. THE INTEREST RATE CREDITED TO EACH DEPOSIT INTO THE SYSTEMATIC TRANSFER ACCOUNT IS FIXED ON THE DATE OF EACH DEPOSIT. WE DO NOT GUARANTEE THE LEVEL OF FUTURE CURRENT INTEREST RATES OF FIXED INVESTMENT OPTIONS, EXCEPT THAT THEY WILL NOT BE LESS THAN AN EFFECTIVE RATE OF 4.5% (0% IN MD) PER YEAR COMPOUNDED ANNUALLY.

   We guarantee that, upon Death or the Policy Maturity Date, the amount in your Fixed Account or Systematic Transfer Account will be not be less than the amount of Premium allocated or Accumulation Value transferred to the Fixed Account or Systematic Transfer Account, plus interest at an effective rate of 4.5% per year (0% in Maryland), plus excess interest credited to amounts in the Fixed Account or Systematic Transfer Account, less that part of the Monthly Deduction allocable to the Fixed Account or Systematic Transfer Account and less and amounts deducted from the Fixed Account or Systematic Transfer Account in connection with partial withdrawals (including any Surrender Charges) or transfers to the Variable Account.

o   TRANSFERS

    The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Owners by having a detrimental effect on portfolio management. After the Right to Examine Your Policy period and prior to the Policy Maturity Date, you may transfer Policy value from one Subaccount to another, from the Variable Account to the Fixed Account, or from the Fixed Account to any Subaccount, as often as you like, subject to these rules:

    Our Rules:
o We must receive notice of the transfer - either Written Notice or an authorized Telephone Transaction.
o   The transferred  amount must be   at least $500, or  the  entire  Subaccount
    value if it is less.(If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)
o We reserve the right to limit transfers from the Variable Account to the Fixed Account of amounts previously transferred from the Fixed Account.
o The first 12 transfers from Variable Account Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred.
o   A transfer  from the Fixed  Account:
    - currently  may be made only once each Policy Year;
    - is free;
    - does not count toward the 12 free transfer limit; and
    - is limited during any Policy Year to 10% of the Fixed Account value on the date of the transfer.
o We reserve the right to limit transfers, or to modify transfer privileges, for any permissible reason.
o   If the  Accumulation  Value   in   any   Subaccount falls below $500, we may
    transfer  the  remaining  balance,  without   charge, to  the  Money  Market
    Subaccount.

o Transfers made pursuant to participation in the Dollar Cost Averaging, Asset Allocation or Rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a Transfer fee. See sections describing those programs for the rules of each program.

    Third-party Transfers. Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. We can suspend or cancel our acceptance any time upon notice to you. An example of a reason might be if the third party is practicing "market timing." We can also limit the availability of Subaccounts and the Fixed Account for transfers by the third party, upon notice to you. We would not impose such restrictions where we have Written Notice that the third party has been duly appointed by a court or by you to act on your behalf for all your financial affairs.

o   DOLLAR COST AVERAGING

    Our Dollar Cost Averaging program allows you to automatically transfer, on a periodic basis, a set amount or percentage from one Subaccount or the Fixed Account to any Subaccount(s). You can begin Dollar Cost Averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the Dollar Cost Averaging program are:

     Our Rules:
o    The Dollar Cost Averaging program is free.
o We must receive notice of your election and any changed instruction - either Written Notice or an authorized Telephone Transaction.
o    Automatic  transfers  can  occur  monthly,  quarterly,   semi-annually,  or
     annually.
o Amount of each transfer must be at least $100, and must be $50 per Subaccount.
o If transfers are made from the Fixed Account, the maximum periodic transfer amount is 10% of that account's value at the time of the first Dollar Cost Averaging transfer. There is no maximum transfer amount requirement out of the Subaccounts of the Variable Account.
o Dollar Cost Averaging program transfers cannot begin before the end of a Policy's free look (a/k/a "right to examine") period.
o You may specify that transfers will begin on the 1st through the 28th day (or, if not a Valuation Date, the next following Valuation Date) following the Policy's free look period. If you do not select a date, the program will begin on the next Policy monthly anniversary following the date the Policy's free look period ends.
o You can limit the number of transfers to be made, in which case the program will end when that number has been made. Otherwise, the program will terminate when the amount remaining in the applicable Subaccount or the Fixed Account is less than $500.

                    DOLLAR COST AVERAGING AND THE STEP PROGRAM RESULT IN THE PURCHASE OF MORE ACCUMULATION UNITS WHEN THE ACCUMULATION UNIT VALUE IS LOW, AND FEWER UNITS WHEN THE ACCUMULATION UNIT VALUE IS HIGH, REDUCING THE AVERAGE COST PER UNIT AND HOPEFULLY THEREBY ACCUMULATING MORE UNITS. HOWEVER, THERE IS NO GUARANTEE THAT THE PROGRAM WILL RESULT IN HIGHER POLICY VALUE OR OTHERWISE BE SUCCESSFUL.

o    SYSTEMATIC TRANSFER ENROLLMENT PROGRAM ("STEP program")

     The STEP program allows you to automatically transfer funds on a monthly basis from the Systematic Transfer Account to any other Policy investment option. It allows you to use a dollar cost averaging concept for your initial premium to move this payment from a fixed interest account into variable investment options within a 12 month period. If you want to move Policy funds from a fixed interest account into variable investment options over a longer timer period using the same concept, then you should use the Dollar Cost Averaging program.

     Our Rules:
o    The STEP program is free.
o    Can only be selected on the initial application.
o    Must be at least $5,000 in the Systematic Transfer Account to begin.
o Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the Systematic Transfer Account in equal payments within 12 months of deposit.
o    Transfers must be at least $50 per Subaccount.
o    Allocation and amount of each monthly transfer cannot be changed.
o No new premium (other than funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 transfer) may be allocated to this account after the Policy Issue Date.

o Upon receipt of funds by Section 1035 transfer, the 12 month period requirement is restarted and the minimum monthly transfer amount is recalculated
o Cannot begin before the end of the Policy's free look (a/k/a "right to examine") period.
o Transfers will begin on the 1st through the 28th day (or, if not a Valuation Date, the next following Valuation Date), as specified by you, following the free look period. If you do not select a start date, the STEP program will begin on the next Policy monthly anniversary following the date the Policy's free look period ends.
o    No transfers may be made into the Systematic Transfer Account.
o All funds remaining in the Systematic Transfer Account on the date of the 12th monthly transfer date will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
o The STEP program ends the earlier of the date when all amounts in the Systematic Transfer Account have been transferred or the date of the last monthly STEP program transfer.

o    ASSET ALLOCATION PROGRAM

    The Asset Allocation program allows you to allocate premium and Policy value among the variable investment options and the Fixed Account. You can specify your own desired allocation instructions, or you can choose to use one of the five Asset Allocation Models outlined below.

    Our Rules:
o   The Asset Allocation program is free.
o You must request the Asset Allocation program and give us your allocation instructions by Written Notice. Changed instructions, or a request to end this program must also be by Written Notice.
o Transfers made pursuant to this program do not count in determining whether a Transfer Fee applies.



                             ASSET ALLOCATION MODES
                                   ALLOCATIONS

    Portfolio                       Principal      Portfolio      Income      Capital        Equity
 (listed aggressive                 Conserver       Protector     Builder     Accumulator   Maximizer
  to conservative)                (conservative)  (moderately    (moderate)  (moderately   (aggressive)
                                                   conservative)             aggressive)
                                      %              %              %            %            %
--------------------------------- -------------   ------------- ----------- -------------- ------------
Alger American Small Capitalization                     3            5            12            18
Pioneer Real Estate Growth                                           4             5             6
T.Rowe Price International                6             15                        27            31
Scudder International                                                19
MFS High Income                           4             5            5
T.Rowe Price New America Growth                                                                  6
MFS Value Series                          3             8            12           16            10
Fidelity VIP II Index 500                 5             10           10           13            13
T.Rowe Price Equity Income                              10                        15
Fidelity VIP Equity Income                8                          15                         16
MFS World Government                      4             5             5
T.Rowe Price Limited-Term Bond            43            31           20           12
Morgan Stanley Fixed Income Bond          3
Federated Prime Money Fund II            24             13           5
------------------------------------ ------------- ------------- ----------- -------------- ------------

    We use Ibbotson Associates to develop the Asset Allocation Model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the Subaccount portfolios) to quantify the benefits of diversification for particular investment profiles.

o   REBALANCING PROGRAM

     The Rebalancing program allows you to rebalance your Policy Accumulation Value among the variable investment options and the Fixed Account pursuant to your initial allocation percentage instructions on a quarterly, semi-annual, or annual basis. Rebalancing utilizes your allocation instructions at the end of any STEP program period (so never rebalances any assets to the Systematic Transfer Account), or you may change your rebalancing allocation instructions at any time. Any change will not be effective until the next rebalancing occurs.

    Our Rules:
o    The Rebalancing program is free.
o You must request the Rebalancing program and give us your rebalancing instructions by Written Notice. Changed instructions, or a request to end this program must also be by Written Notice.
o You must have at least $10,000 of Policy Accumulation Value to begin the Rebalancing program.
o    You may have rebalancing occur quarterly, semi-annually or annually.
o Transfers made pursuant to this program do not count in determining whether a Transfer Fee applies.

-----------------------------------------------------------
IMPORTANT POLICY PROVISIONS

     The Ultra Variable Life Policy is a Modified Single Premium Variable Universal Life Insurance Policy ("modified" in that it allows for the acceptance of additional premiums). The Policy provides a death benefit and, as a variable insurance policy, allows you to invest Policy Accumulation Value in variable or fixed investment options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or all proceeds have been paid under a death benefit Payout Option, or it lapses because its Cash Surrender Value is insufficient to continue to pay for the expenses to maintain its life insurance protection.

o    POLICY APPLICATION AND ISSUANCE
    To purchase a Policy, you must submit an application with the minimum initial annual premium and provide evidence of the proposed Insured's insurability. We will not issue a Policy if the Insured is older than age 90. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject an application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium to the Policy on the date the Policy is issued. Premium is allocated to the Money Market investment option until the end of the free look period, and only then to your selected variable investment allocations. If a Policy is not issued, we will return your premium. If we issue a Policy, it will be effective on the date of issue.

REPLACING AN EXISTING LIFE
INSURANCE POLICY IS NOT ALWAYS
YOUR BEST CHOICE.  EVALUATE ANY
REPLACEMENT CAREFULLY.

o Application in Good Order. All application questions must be answered, but particularly note these requirements:
-    Your full name, social security number, and date of birth must be included.
- Your premium allocations must be completed, be in whole percentages, and total 100%.
-    Initial premium must meet minimum initial premium requirements.
-    Your signature and your agent's signature must be on the application.
-    City, state, and date application was signed must be completed.
- You must provide all information required for us to underwrite your application, and we must accept your application after underwriting.

o Premium Payments. Your premium checks should be made payable to "United of Omaha Life Insurance Company" and sent to us. We may postpone crediting any payment made by check to your Policy until it has been honored by our and your bank. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized Telephone Transaction. The change will apply to payments received on or after the date we receive your Notice or authorization.
     Initial Premium Payment:
-    The only premium payment required.  All others are optional.
-    Must be at least $20,000.
     Additional Premium Payments:
- Can only be made until the Insured's age 90 (except as may be required in a grace period).

- Are subject to the Insured's continued insurability and our underwriting requirements.
- Must be at least $5,000; may be less if it is an additional payment required during a grace period.
- If there is a Policy loan, the payment is generally first treated as repayment of Policy loan interest, second as repayment of the loan, and last as additional premium, unless you designate otherwise in a Written Notice when you send the payment to us.
- Are applied pursuant to your current investment allocation instructions, unless you give us different Written Notice instructions at the time you make an additional premium payment.
-    We reserve the right to reject additional premium for any reason.

o   LAPSE AND GRACE PERIOD

o   Lapse.
         No Policy Loan exists: The Policy will lapse if, on a Monthly Deduction Date, the Accumulation Value is not enough to cover the Monthly Deduction due (subject to the Guaranteed Death Benefit), and a grace period expires without a sufficient premium payment.
         A Policy Loan exists: The Policy will lapse on any Monthly Deduction Date when the Cash Surrender Value is not enough to cover the Monthly Deduction and any loan interest due, and a grace period expires without a sufficient premium payment.
          A LAPSE OF THE POLICY MAY RESULT IN ADVERSE TAX CONSEQUENCES.

o Grace Period. We allow you a 61 day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

-    The grace period begins the day we mail notice to you of the insufficiency.
- If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.
- Payment received during a grace period is first applied to repay Policy debt before the remaining amount is applied as additional premium to keep the Policy in force.
- Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and withdrawals.
- If the Insured dies during the grace period, the Death Benefit proceeds payable during the grace period equal the amount of Death Benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction.

o   MISSTATEMENT OF AGE OR SEX
    If the Insured's age or sec is misstated, all Policy payments and benefits will be those which the premiums paid would have purchased at the correct age and sex.

o   SUICIDE
    We will not pay the Death Benefit if the Insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured was insane at the time coverage was applied for. Instead we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.
    We will not pay that portion of the Death Benefit resulting from an increase in the specified amount of coverage if the Insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase. Instead we will pay the sum of the premiums paid for the increase.

o    INCONTESTABILITY
    We will not contest the validity of the Policy after it has been in force during the lifetime of the Insured for two years from the date of issue.
    We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

o   TELEPHONE TRANSACTIONS
    Transactions Permitted                Our Rules:
o   Transfers.                            o   Prior Written Notice authorization to us.
o   Partial Withdrawals of $10,000 or     o   Must be received by close of the New York Stock Exchange
        less by the Owner (may be             ("NYSE")(usually 3 p.m. Central Time); if later, the
        restricted in community               transaction will be processed the next day the NYSE is
        property states).                     open.
o   Premium Allocations.                  o   Will be recorded for your protection.
                                          o   For  security,  you  must  provide
                                              your social security number and/or
                                              other identification information.
                                          o   May be discontinued at any time as to some or all Owners.

    We  are  not  liable  for   following   authorized   Telephone   Transaction
instructions we reasonably believe to be genuine.

o   REINSTATEMENT
    If the Policy lapses because a grace period ended without a sufficient payment being made, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:
-    written application signed by you and the Insured;
-    evidence of the Insured's insurability satisfactory to us;
-    enough payment to continue this Policy in force for three months;
- repayment or reinstatement of any outstanding Policy loan along with unpaid loan interest from the date of lapse. Surrender charges, if any, based on the length of time since premium was paid. The effective date of reinstatement will be the date we approve the application for reinstatement.
    The specified amount of coverage of the reinstated Policy may not exceed the specified amount of coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will reflect (a) the Accumulation Value at the time of lapse, except that the value in the Loan Account may be repaid prior to reinstatement; less (b) the Monthly Deduction for the current month.

o   MATURITY DATE
     The Policy's maturity date is the Policy Anniversary next following the Insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if (a) the Insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date if the premiums paid are not enough to continue this Policy in force. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time. Policy values will be affected by the investment experience of the Variable Account and to the extent current cost of insurance charges are more favorable than guaranteed charges.

o   COVERAGE BEYOND MATURITY
    Prior to thirty days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by written request. The following will apply:
- We will maintain your allocation of Accumulation Value to the investment options according to your instructions;
-    The cost of  insurance  charge will be zero;
-    The expense  charge will be zero;
-    The corridor percentage will be fixed at 101%;
-    Any riders attached to the Policy that are then in force will terminate;
-    The Insured's date of death will be considered this Policy's maturity date.
- All other rights and benefits as described in the Policy will be available during the Insured's lifetime.
  The tax consequences associated with extending coverage beyond maturity are unclear. A tax advisor should be consulted before making such an election.

                                                  THE TAX CONSEQUENCES OF
                                                  CONTINUING A POLICY
                                                  BEYOND THE INSURED'S AGE
                                                  100 ARE UNCLEAR.  PLEASE
                                                  CONSULT A TAX ADVISOR.
o   DELAY OF PAYMENTS

    We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or Cash Surrender within 7 days after we receive your Written Notice. We can postpone such payments or any transfers of amounts between Subaccounts or into the Fixed Account or the Loan Account if: (i) the New York Stock Exchange ("NYSE") is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the Net Assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the Securities and Exchange Commission will govern as to whether the conditions in (iii) or
(iv) exist.

    We may defer payment of Policy loans, partial withdrawals or a Cash Surrender from the Fixed Account for up to six months from the date we receive your written request.

o   MINOR OWNER OR BENEFICIARY

    A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. Contrary to common belief, in most states parental status does not automatically give parents the power to provide an adequate release to us to make Beneficiary payments to the parent for the minor's benefit. A minor can "own" a Policy through the Trustee of a Trust established for the minor's benefit, or through the minor's named and court appointed guardian who own the Policy in their capacity as Trustee or Guardian. Where a minor is a named Beneficiary, we are able to pay the minor's beneficiary share to a minor's Trustee or Guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian; it is often a very simple process. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we retain the minor's interest on deposit until the minor attains the age of majority.

-----------------------------------------------------------
EXPENSES

    The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less.
    Each Series Fund also deducts expenses from each Portfolio; those expenses are described in each Series Fund prospectus.

o   MONTHLY DEDUCTION

    We make a Monthly Deduction from the entire Accumulation Value on each monthly anniversary of the Policy Date of Issue (the " Monthly Deduction Date"), consisting of the Cost of Insurance Charge and the Expense Charge. There is no Monthly Deduction after the Policy Anniversary next following the Insured's 100th birthday if coverage beyond maturity is elected.
    Each charge is calculated as a percentage of Accumulation Value (including amounts of Accumulation Value moved to the Loan Account as collateral for Policy loans) in the following manner: first, all charges are calculated, based on the Accumulation Value on the Monthly Deduction Date (before monthly charges are deducted, but reflecting charges deducted from Subaccount assets), and then deducted. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts, the Fixed Account and the Systematic Transfer Account.

o   Cost of Insurance Charge
    The cost of insurance charge covers our cost to provide insurance protection under the Policy. Currently, the amount of this charge is based on the rate class of the Insured and Policy Accumulation Value and duration. We assign Insureds to rate classes based on underwriting conducted when we receive a Policy application. Currently, we assign Insureds to the following rate classes: preferred and standard. Once a Policy is issued, an Insured's rate class does not change unless an additional premium is submitted and our underwriting review determines the Insured qualifies for a better rate class; this new rate class will then be used for cost of insurance charges under the entire Policy.
    Currently, the cost of insurance charge for a Policy is calculated as a percentage of the Accumulation Value on the Monthly Deduction Date. The charge is based on the duration of the Policy, and the Insured's rate class. The current monthly rates for these classes are equivalent to the annual percentage rates shown in the following table:

                                      ACCUMULATION VALUE     ACCUMULATION VALUE
                POLICY YEAR(S)       OF LESS THAN $45,000.  OF $45,000 OR MORE.
                ------------------     -------------------   -------------------
                Preferred Rate Class
                        1-10                         0.70%                 0.60%
                    11 and later                     0.60%                 0.50%
                 Standard Rate Class
                        1-10                         1.30%                 1.20%
                    11 and later                     0.94%                 0.84%

We reserve the right to change the cost of insurance charges upon appropriate regulatory approval.
    When determining the current cost of insurance charge on a Monthly Deduction Date, the applicable cost of insurance percentage is applied to the remaining Accumulation Value.
    The cost of insurance charge deducted on a Monthly Deduction Date is guaranteed not to exceed the amount calculated using the guaranteed cost of insurance rates set forth in the Policy for that date. The maximum cost of insurance charge for a Monthly Deduction Date is equal to the "net amount at risk" under the Policy, multiplied by the guaranteed cost of insurance rate for that date. The net amount at risk is determined on the last day of the Policy Month. The amount at risk at any point in time is just the death benefit at that point in time, less the Accumulation Value at that point in time after deducting the Expense Charge and the cost of any Policy riders.
    The guaranteed cost of insurance rate for a Monthly Deduction Date under a Policy depends on the Insured's sex and age on the first day of a Policy Year.
    Current cost of insurance rates are more favorable for preferred rate class than for standard rate class Insureds. Within a given class, guaranteed cost of insurance rates are generally more favorable for Insureds of lower ages than for Insureds of higher ages, and are generally more favorable for female Insureds than for male Insureds.
    If a Policy loan exists, and the Cash Surrender Value on a Monthly Deduction Date is not enough to cover the entire Monthly Deduction and any loan interest due for the Policy Month, we will notify you that the Policy is going to terminate unless a sufficient payment is made within the 61-day grace period.

o   Expense Charge.
     The expense charge consists of charges for administrative, tax (first ten Policy Years only) and mortality and expense risk charges.
    Administrative Charge. This charge is currently an annual rate of 0.24% of the Accumulation Value on each Monthly Deduction Date. This charge is for the cost of administering the Policies (such as the cost of processing Policy transactions, issuing Policy Owner statements and reports, and record keeping), as well as legal, actuarial, systems, mailing and other overhead costs connected with our variable life insurance operations.
    Tax Expense Charge. We deduct this charge for the first ten Policy Years only. The annual rate of this charge is 0.39% of the Accumulation Value and is to reimburse us for State premium taxes (except in Oregon), federal deferred acquisition cost taxes, and related administrative expenses.
    Mortality and Expense Risk Charge. We deduct this charge for the mortality and expense risks that we assume. This charge is currently set at an annual rate of 0.90% of the Accumulation Value on each Monthly Deduction Date. The mortality risk we assume is that Insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.
    If all the money we collect from this charge is not needed to cover death benefits and expenses, the money is contributed to our general account. Conversely, even if the money we collect is insufficient, we will provide for all death benefits and expenses.

o   SURRENDER CHARGE (ALSO APPLIES TO PARTIAL WITHDRAWALS)
--------------------------------------------------------------------------------
Years Since Receipt of   1     2      3    4     5     6     7     8    9    10+
Premium Payment
--------------------------------------------------------------------------------
Applicable Surrender   9 1/2% 9 1/2% 9 1/2% 9%   7 1/2% 6%  4 1/2%  3%  1 1/2 0%
Charge Percentage
--------------------------------------------------------------------------------
    We will apply a SurrenderWithdrawal Charge, expressed as a percentage of any premium surrendered or withdrawn, upon a full surrender or partial withdrawal. This charge partially covers our distribution expenses, including commissions and other promotional expenses. The Surrender Charge Percentage varies depending upon the number of years elapsed since the date the premium was made. The amount of a partial withdrawal plus the Surrender Charge is deducted from the Accumulation Value on the date we receive your withdrawal request. Partial withdrawals (including any charge) are deducted from the Subaccounts and the Fixed Account or the Systematic Transfer Account on a pro-rata basis, unless you instruct us otherwise.
     The Withdrawal Charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the Mortality and Expense Risk Charge (described above).

o   Free Partial Withdrawals
     Each Policy Year, subject to limits on transfers from the Fixed Account, you can withdraw, without a Surrender Charge, the greater of (i) up to 15% of Accumulation Value at the time of the first withdrawal each year without incurring a Surrender Charge or (ii) that portion of the Accumulation Value exceeding the total premium paid. No Surrender Charge is charged upon death benefit payments. Our Rules for partial withdrawals are discussed in the POLICY DISTRIBUTIONS section of this prospectus.

o   Surrender Charge Waivers
     We will waive the Surrender Charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states.

     Nursing Home Waiver. Any withdrawal made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days of the last day of confinement to such facility. Proof of confinement must be provided. The Nursing Home Waiver is not available if any Owner is confined to a nursing home or hospital facility on the Date of Issue.
     We will not accept any additional Purchase Payments under your Policy once this Waiver is elected.
     Disability Waiver. Any withdrawal where you are physically disabled. We may require proof of such disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician.
     We will not accept any additional Purchase Payments under a Policy once this Waiver has been elected. The Disability Waiver is not available if any Owner is receiving Social Security Disability Benefits on the Date of Issue or is age 65 or older.
     Terminal Illness Waiver. Any withdrawal where you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less. We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have an Owner diagnosed with such illness examined by a licensed physician.
     We will not accept any additional purchase payments under a Policy once this Waiver has been elected. The Terminal Illness Waiver is not available if any Owner is diagnosed with a terminal illness prior to or on the Date of Issue.
     Unemployment Waiver. Any withdrawal in the event you become unemployed. The Unemployment Waiver is available upon submission of a determination letter from a state Department of Labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The Unemployment Waiver may be exercised only once and is not available if any Owner or Annuitant is receiving unemployment benefits on the Date of Issue.
     Transplant Waiver. Any withdrawal if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner of this policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.
     Residence Damage Waiver. Any withdrawal if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted with 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.
     Death of Spouse or Minor Dependent Waiver. Withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the Withdrawal Charge.

o   TRANSFER CHARGE
                                            $10 PER SUBACCOUNT TRANSFER AFTER 12
                                            FREE TRANSFERS EACH POLICY YEAR.

    The first 12 transfers from Subaccounts, and all transfers from the Fixed Account or the Systematic Transfer Account are free. The Transfer Charge is deducted from the amount transferred. Simultaneous requests are treated as a single request. We will not impose the charge for transfers that are not the result of your request. Dollar Cost Averaging, Asset Allocation and Rebalancing program transfers do not count toward the 12 free transfers.

o   SERIES FUND CHARGES
                                            $10 PER SUBACCOUNT TRANSFER AFTER 12
                                            FREE TRANSFERS EACH POLICY YEAR.

    Each Series Fund Portfolio is responsible for its own expenses. The net assets of each Portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompany this Prospectus. Here is a table of Series Fund annual expenses:


Series Fund Annual Expenses/1                        Management          Other           Total Series
(as a percentage of average net assets)                Fees            Expenses         Fund Annual
Portfolio                                                                                 Expenses
================================================ ----------------- ----------------- ------------------
Alger American Growth                                 0.75%             0.04%              0.79%
Alger American Small Capitalization                   0.85%             0.04%              0.89%
Federated Prime Money Fund II *                       0.30%             0.50%              0.80%
Federated Fund for U.S. Government Securities II *    0.15%             0.65%              0.80%
Fidelity VIP II Asset Manager: Growth ***             0.65%             0.22%              0.87%
Fidelity VIP II Contrafund ***                        0.61%             0.13%              0.74%
Fidelity VIP Equity Income ***                        0.51%             0.07%              0.58%
Fidelity VIP II Index 500 **                          0.13%             0.15%              0.28%
MFS Emerging Growth                                   0.75%             0.25%              1.00%
MFS High Income Fund                                  0.75%             0.25%              1.00%
MFS Research                                          0.75%             0.25%              1.00%
MFS Value Series                                      0.75%             0.25%              1.00%
MFS World Government                                  0.75%             0.25%              1.00%
Morgan Stanley Emerging Markets Equity **             0.00%             1.75%              1.75%
Morgan Stanley Fixed Income **                        0.00%             0.70%              0.70%
Pioneer Capital Growth                                0.65%             0.14%              1.79%
Pioneer Real Estate **                                 .88%             0.37%              1.25%
Scudder Global Discovery **, *****                    0.67%             1.08%              1.75%
Scudder Growth & Income ***, *****                    0.48%             0.22%              0.80%
Scudder International                                 0.86%             0.17%              1.00%
T. Rowe Price Equity Income ****                      0.00%             0.85%              0.85%
T. Rowe Price International ****                      0.00%             1.05%              1.05%
T. Rowe Price Limited-Term Bond ****                  0.00%             0.70%              0.70%
T. Rowe Price New America Growth ****                 0.00%             0.85%              0.85%
T. Rowe Price Personal Strategy Balanced ****         0.00%             0.90%              0.90%
------------------------------------------------ ----------------- ----------------- ---------------
========================================================================================================

* Both Federated Prime Money Fund II and Federated Fund for U.S. Government Securities II currently bundle their fees and expenses and limit the total charge. Absent any fee waiver or expense reimbursement, the total fees and expenses for each fund would have been 1.00% and 1.25% respectively.
** Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:

                                         Management     Other           Total
                                           Fees       Expenses        Expenses
                              --------------------------------------------------
  Fidelity VIP II Index 500                0.28%        0.15%           0.43%
  Morgan Stanley Emerging Markets Equity   1.25%        2.87%           4.12%
  Morgan Stanley Fixed Income              0.40%        1.31%           1.71%
  Pioneer Real Estate                      0.88%        0.48%           1.36%
  Scudder Global Discovery                 0.98%        2.00%*****      2.98%

*** These funds have voluntarily  agreed to limit their total annual expenses to the limits shown below:
    Fidelity VIP II Asset Manager: Growth and Fidelity VIP II Contrafund - 1.00% Fidelity VIP Equity Income and Scudder Growth & Income - 1.50%
**** T. Rowe Price Funds do not itemize management fees and other expenses. ***** Includes .25% 12b-1 fee assessed for payment of distribution administration expenses.
================================================================================

--------
/1 The fee and expense data regarding each Series Fund, which are fees and expenses for 1997, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha.

-----------------------------------------------------------
POLICY DISTRIBUTIONS

    The principle purpose of the Policy is to provide a death benefit upon the Insured's death, but before then you may also borrow against the Policy's Cash
Surrender Value, take a partial withdrawal of its Accumulation Value, or surrender it for its Cash Surrender Value. Tax penalties and Surrender Charges may apply to amounts taken out of your Policy before death benefits are paid or it matures.

o   POLICY LOANS

    AMOUNT YOU CAN BORROW                                                LOAN INTEREST RATE
-------------------------------------------------------------- ----------------------------------------------

Standard  Policy Loan.  After the first Policy Year (from the    Standard  Policy Loan.  Net annual loan
Date of Issue in  Indiana),  you may borrow up to 100% of the    interest rate of 1.5%: we charge 5.7% interest
Cash  Surrender  Value,  less loan interest to the end of the    in advance (6% effective annual rate), but
Policy Year, and less the Monthly  Deduction  amount needed to   we also credit 4.5% interest to any amounts
continue this Policy in force for one month.                     in the Loan Account.
-------------------------------------------------------------- ------------------------------------------

A Preferred Policy Loan is available on any date when the        Preferred Policy Loan. Net annual loan interest
sum of the Cash Surrender Value plus any  outstanding            rate of 0%: we charge 5.7% interest in advance
standard loans exceeds the total of all premiums paid            (6% effective annual rate), but we also credit
since issue. The amount available for a Preferred                6% interest to any amounts in the Loan Account.
Policy Loan is the amount of such excess.
---------------------------------------------------------------------------------------------------------

        Tax law is unclear whether a Preferred Loan will be respected for tax purposes. A Tax advisor should be consulted before effecting a Preferred Policy Loan
---------------------------------------------------------------------------------------------------------

    Our Rules
o   The Policy must be assigned to us as sole security for the loan.
o We will transfer all loan amounts from the Fixed Account, the Systematic Transfer Account and the Subaccounts to the Loan Account. The amounts will be transferred on a pro rata basis.
o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Fixed Account, the Systematic Transfer Account and the Subaccounts, to the Loan Account on a pro rata basis.
o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount pursuant to your current allocation instructions.
o The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the Insured's death. We may defer making a loan for six months unless the loan is to pay premiums to us.

o   SURRENDER

    While the Insured is alive, you may terminate this Policy for its Cash Surrender Value. For amounts allocated to the Fixed Account and the Systematic Transfer Account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the State in which this Policy was delivered. The value is based on the Commissioners 1980 Standard Mortality Table, the Insured's age at last birthday, with interest at 4 1/2%. Following a surrender, all your rights in the Policy end.

o    The Policy must be returned to us to receive the Cash Surrender Value.
o    The maximum applicable Surrender Charge is 9 1/2%
o    Surrenders are taxable, and a 10% federal tax penalty may apply.
o We may defer payment from the Fixed Account or the Systematic Transfer Account for up to six months.

o   PARTIAL WITHDRAWALS

    After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any Surrender Charge will be deducted from the Accumulation Value on the date we receive your Written Notice. Amounts withdrawn, except for "Free" Withdrawals described below, are subject to a Surrender Charge of up to 9 1/2%. The Surrender Charge is a percentage of the premium withdrawn. The applicable percentage varies according to the length of time since each affected premium was paid, and are shown in the POLICY EXPENSES section of this Prospectus.

    "Free" Withdrawals
  Each Policy year you may withdraw, without a surrender charge, the greater of:
          (a) 15% of the Accumulation Value as of the first withdrawal that Policy year; or
          (b) that portion of the Accumulation Value in excess of total premiums paid.

    Our Rules

o Partial withdrawals are made first from earnings and then from premiums paid, beginning with the earliest premium payment.
o The minimum partial withdrawal amount is $500; the maximum is an amount such that the remaining Accumulation Value is not less than $20,000.
o Partial withdrawals result in cancellation of Accumulation Units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct amount from the Subaccounts, the Fixed Account and the Systematic Transfer Account on a pro rata basis. No more than a pro rata amount may be withdrawn from the Fixed Account and the Systematic Transfer Account for a partial withdrawal.
o The specified amount of insurance coverage will be reduced in the same proportion as the Accumulation Value is reduced as a result of any partial withdrawal.
o Withdrawals from the Systematic Transfer Account will not affect the minimum monthly transfer amount from that Account, so will cause the total amount to be transferred to be completed in less time than originally anticipated.
o We reserve the right to defer withdrawals from the Fixed Account and the Systematic Transfer Account for up to six months from the date we receive your Written Notice.

o   DEATH BENEFIT

    We will pay the death benefit after we receive necessary documentation of the Insured's death, or as soon thereafter as we have sufficient information about the Beneficiary to make the payment. Death Benefits may be paid pursuant to a Payment Option (including a lump sum payment) to the extent allowed by applicable law and any settlement agreement in effect at the Insured's death. If neither you or the Beneficiary makes an Payment Option election within 60 days of our receipt of Due Proof of the Insured's death, we will issue a lump sum payment to the Beneficiary.

o   Guaranty
    If no Policy loans are taken, we guarantee Policy coverage will remain in force until the 15th Policy anniversary (or the maximum lesser duration your State allows) or the Policy anniversary next following the Insured's 75th (70th in Texas) birthday, whichever is earlier.

o   Amount
    The death benefit is the greater of:
    (a) the initial specified amount of coverage plus any later increase and less any later decrease; or
    (b) the policy's Accumulation Value on the date of death multiplied by the corridor percentage from the table shown below for the Insured's attained age;
less any outstanding loans and unpaid loan interest. To determine the initial specified amount of coverage, multiply the single premium amount by the corresponding issue age premium factor; deposits after issue will increase the specified mount by the amount of the additional deposit multiplied by the attained age premium factor (not the "corridor percentage" shown below).

Attained  Corridor   Attained  Corridor  Attained  Corridor
  Age    Percentage   Age     Percentage   Age   Percentage
-------- ---------- -------- ----------- ------ ----------
  0-40      250%      54       157%      68       117%
   41       243%      55       150%      69       116%
   42       236%      56       146%      70       115%
   43       229%      57       142%      71       113%
   44       222%      58       138%      72       111%
   45       215%      59       134%      73       109%
   46       209%      60       130%      74       107%
   47       203%      61       128%     75-90     105%
   48        197%     62       126%      91       104%
   49        191%     63       124%      92       103%
   50        185%     64       122%      93       102%
   51        178%     65       120%      94       101%
   52        171%     66       119%    95-100     100%
   53        164%     67       118%     100+      101%

o   PAYMENT OF PROCEEDS

    You may elect (or the Beneficiary may elect if you do not) to have proceeds applied to be paid under any combination of the fixed and variable payout options shown in this Policy. (In Maryland only fixed payout options are available.) If another option is not chosen within 60 days of the date we receive due proof of death, we will make payment in a lump sum.

    Our Rules
o Payees must be individuals who receive payments in their own behalf unless otherwise agreed to by us.
o    Any option chosen will be effective when we acknowledge it.
o We may require proof of your age or survival or the age or survival of the Payee.
o We reserve the right to pay the Proceeds in one sum when it is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
o When the last Payee dies, we will pay to the estate of that Payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

        Fixed Proceeds Payments: Fixed payments are available under all six Payout Options below. The Proceeds will be transferred to our general account, and the Payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the Payee. The guaranteed effective annual interest rate used in the Payout Options is 3%. We may, at our sole discretion, declare additional interest to be paid or credited annually for Payout Options 1, 2, 3, or 6. The guaranteed amounts are based on the 1983a Mortality Table, and 3% guaranteed interest rate. Current amounts may be obtained from us.

        Variable Proceeds Payments: Only Payout Options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the Proceeds allocated to variable Subaccounts to the Variable Payout Options table shown in the Policy applicable to the Payout Option chosen. The tables are determined from the 1983a Mortality Table with an assumed investment rate of 4%. If more than one Subaccount has been selected, the accumulation value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.
        All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. The amount of each subsequent payment equals the number of Variable Payment Units for each Subaccount as determined for the first payment, multiplied by the value of a Variable Payment Unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month.
        If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the 4% annual assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 4% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 4%, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative costs associated with the variable payment options.

o   Transfers between fixed and variable investment options

                                                       4 TRANSFERS ARE ALLOWED
                                                       EACH POLICY YEAR.

    The Payee may exchange the value of a designated number of Variable Payment Units of a particular Subaccount into other Variable Payment Units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the fact of the exchange.
    Transfers may be made between Subaccounts and from a Subaccount to the Fixed Account. No exchanges may be made from the Fixed Account to the variable Subaccounts. Transfers will be made using the variable payment unit values for the Valuation Period during which any request is received by us.

o   Proceeds Payment Options
                                             THE LONGER THE GUARANTEED OR
                                             PROJECTED PROCEEDS PAYMENT
                                             OPTION PERIOD, THE LOWER THE
                                             AMOUNT OF EACH PAYMENT.

    NOTE: UNLESS YOU ELECT A PAYMENT OPTION WITH A GUARANTEED PERIOD OR OPTION 1, IT IS POSSIBLE ONLY ONE PAYMENT WOULD BE MADE UNDER THIS PAYMENT OPTION IF THE PAYEE DIED BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, ONLY TWO ANNUITY PAYMENTS WOULD BE MADE IF THE PAYEE DIED BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, ETC. If variable payments are being made under Option 2 or 6 and do not involve life contingencies, then the Payee may elect to receive the commuted value of any unpaid payments.

1) Proceeds Held on Deposit at Interest. While Proceeds remain on deposit, we annually credit interest to the Proceeds. The interest may be paid to the Payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a 5 year period until Proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of Proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. Monthly incomes for each $1,000 of Proceeds, which include interest, are shown in a table in the Policy.

4) Lifetime Income. Proceeds are paid as monthly income for as long as the Payee lives. The amount of the monthly income annuity payment will be the amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 1983 Table "a" mortality table and interest at 3%, adjusted to age last birthday) or, if more favorable to the Payee, our then current lifetime monthly income rates for payment of Proceeds. If a variable Payout Option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.
     Guarantees available:
        Guaranteed Period - An amount of monthly income annuity payments is determined that we guarantee to pay for at least 10 years, and thereafter during the Payee's life.
        Guaranteed Amount - An amount of monthly income annuity payment is determined that we guarantee to pay for the rest of the Payee's life.

5)  Lump Sum.  Proceeds are paid in one sum.

6) Alternative Schedule. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.


-----------------------------------------------------------
TAX MATTERS

     This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").

o   LIFE INSURANCE QUALIFICATION

    The Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for Federal income tax purposes. This definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The Code and proposed regulations do not directly address manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of Section 7702 to the Policy.

                                                  TAX LAWS AFFECTING THE POLICY
                                                  ARE COMPLEX.  TAX RESULTS MAY
                                                  VARY AMONG INDIVIDUAL USES OF
                                                  A POLICY.  YOU ARE ENCOURAGED
                                                  TO SEEK INDEPENDENT TAX ADVICE
                                                  IN   PURCHASING    OR   MAKING
                                                  ELECTIONS UNDER THE POLICY.

    Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:
o the death benefit should be fully excludable from the Beneficiary's gross income; and
o you should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until it is distributed from the Policy.
     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

                                           IN ALMOST ALL CASES, THIS POLICY WILL
                                           BE A MODIFIED ENDOWMENT CONTRACT.

     Modified Endowment Contracts. The Code establishes a class of life insurance contracts designated as modified endowment contracts. Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract after a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

     A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contracts. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

o   TAX TREATMENT OF LOANS and OTHER DISTRIBUTIONS

                        "Investment in the Policy" means:
       o the aggregate amount of any premium payments or other consideration paid for the Policy, minus
       o the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
       o the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

    Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit Option, a policy loan, a withdrawal, a surrender, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.
    The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract. Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract.
    Distributions from Policies Classified as Modified Endowment Contracts are subject to the following tax rules:
     (1) All distributions, including upon surrender and partial surrender, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (described below) at such time.
     (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
     (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.
    DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS are generally treated as first recovering the "investment in the Policy" and then, only after the return of all such "investment in the Policy," as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 9 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.
    Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that loans in effect after the eleventh Policy Year could be treated as distributions rather than loans.
    Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

o    OTHER POLICY OWNER TAX MATTERS

    Interest Paid on Policy Loans generally is not tax deductible.
    Aggregation of Modified Endowment Contracts. Pre-death distribution (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income on the Policy. If we or any of our affiliates issue to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those policies, the income for all those policies will be aggregated and attributed to that distribution.
    Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon your or the beneficiary's individual circumstances.
    The Policy may continue after the Insured attains age 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax advisor should be consulted on this issue.
    Diversification Requirements. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Our failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy complies fully with such requirements.
    Owner control. The Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Variable Account may cause you, rather than us, to be treated as the owner of the assets in the Variable Account. To date, no such regulations or guidance has been issued. If you are considered the owner of the assets of the Variable Account, income and gains from the Account would be included in your gross income.
    The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, you have additional flexibility in allocating Policy Premium and Accumulation Values. These differences could result in you being treated as the owner of a pro rata share of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.
    Tax-advantaged arrangements. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.


-----------------------------------------------------------
MISCELLANEOUS

o   OUR MANAGEMENT

 Directors*
 Foggie, Samuel L.      Banking and Finance Industry Executive
 Hallett, Carol B.      President, Air Transport Association of America
 Heller, Jeffrey M.     President & CEO, Electronic Data Systems
 Osborne, Thomas W.     University of Nebraska Foundation
 Plunkett III, Hugh V.  Attorney (Plunkett, Schwartz & Petersen)
 Sampson, Richard J.    Retired Group Insurance Executive of our Company
 Straus, Oscar S.       Investments; President, The Daniel and Florence
                        Guggenheim Foundation
 Sturgeon, John A.      President, Chief Operating Officer of our Company
 Wayne, Michael A.      Foundation and Cancer Institute Executive
 Weekly, John W.        Chairman of the Board and Chief Executive Officer of
                        our Company

 Senior Officers*
 John W. Weekly         Chairman of the Board, Chief Executive Officer
 John A. Sturgeon       President, Chief Operating Officer
 G. Ronald Ames         Executive Vice President (Small Group and Information
                        Services)
 Robert B. Bogart       Executive Vice President (Human Resources)
 Stephen R. Booma       Executive Vice President (Managed Care)
 Cecil D. Bykerk        Executive Vice President (Chief Actuary)
 James L. Hanson        Executive Vice President (Information Services)
 Kimberly S. Harm       Executive Vice President (Customer Services)
 Lawrence F. Harr       Executive Vice President (Executive Counsel)
 Randall C. Horn        Executive Vice President (Group Insurance)
 M. Jane Huerter        Executive Vice President (Corporate Secretary; Corporate
                        Administration)
 John L. Maginn         Executive Vice President (Treasurer; Chief Investment
                        Officer)
 William C. Mattox      Executive Vice President (Federal Government Affairs)
 Thomas J. McCusker     Executive Vice President (General Counsel)
 Tommie  D. Thompson    Executive Vice President (Corporate Comptroller)

    *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

o   DISTRIBUTION OF THE POLICIES
     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). MOIS contracts with one or more registered broker-dealers ("Distributors") to offer and sell the Policy. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 8 1/4% of the Premium paid. We may also pay other distribution expenses such as production incentive bonuses, including non-cash awards. These distribution expenses do not result in any additional charges under the Policies that are not described under the "Charges and Fees" section of this prospectus.

o   VOTING RIGHTS
     As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the portfolios. If, however, applicable law or regulation or interpretation of them is amended, and as a result we may vote Series Fund shares in our own right, we may do so. The Series Funds may not hold routine annual Shareholder meetings.
     As a Policy Owner, you have a voting interest in the Portfolios you are invested in. The number of votes that you may instruct for a particular Subaccount is determined by dividing your Accumulation Value in the Subaccount by the net asset value per share of the corresponding Series Fund Portfolio. Fractional shares are counted. You will receive proxy material, reports, and other materials relating to the appropriate Portfolio in which you have voting interests.

 o YEAR 2000 ISSUES
    Like all financial services providers, we use systems affected by Year 2000 transition issues and rely upon service providers, including investment managers, whose own systems may also be affected. We are implementing a Year 2000 transition plan, and are confirming that our service providers are also doing so. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. However, as of the date of this prospectus, we do not believe Year 2000 transition implementation will harm purchaser of Policies, or our Policy administration efforts.

o   STATE REGULATION
    We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Insurance Department of the State of Nebraska and other jurisdictions.
     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with local insurance laws and regulations.

o   LEGAL PROCEEDINGS
     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that is material in relation to our total assets.

o   INDEPENDENT AUDITORS
     Our Financial Statements for the two years ended December 31, 1998, and of United of Omaha Separate Account B for the year ended December 31, 1998 and for the period from August 13, 1997 (inception) to December 31, 1997 included in this Registration Statement have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

o   REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. If you have Accumulation Value in the Variable Account you will receive such additional periodic reports as may be required by the SEC.
                   DO YOU HAVE QUESTIONS?
                   If you have questions about your Policy or this  prospectus,
                   you  may  contact   your  agent  or  broker  who  gave  this
                   prospectus to you, or you may contact us at: United of Omaha, Variable Product Service, P.O. Box 8430, Omaha, Nebraska 68108-0430. Telephone 1-800-238-9354.

                   ---------------------------------------------------


-----------------------------------------------------------
ILLUSTRATIONS
DEATH BENEFITS, CASH SURRENDER VALUE AND ACCUMULATED PREMIUMS


    The tables in this Section illustrate how the Policy operates: how the Death Benefit, Cash Surrender Value, and Accumulation Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $20,000. A male age 55, 65 and 75 with specified amounts of $52,000, $36,867, and $29,134, respectively, are illustrated for this Policy. The Insureds are assumed to be preferred rate class. The tables also include Accumulation Values, Cash Surrender Values and Death Benefit amounts that reflect the 0.90% mortality and expense risk charge deducted from Variable Account assets, the 0.24% monthly administrative charge, the deduction of 0.39% of premium payments for state and federal taxes, and the current and guaranteed cost of insurance charge. (In Oregon, this deduction does not include state and municipality premium tax expenses.) These tables may assist in comparison of Death Benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies that may be issued by us or other companies.

    Death Benefits, Cash Surrender Values, and Accumulation Values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period, if the initial premium was paid in another amount, if additional payments were made, or if any Policy loan or partial withdrawal was made during the period of time illustrated. They would also be different depending on the allocation of Accumulation Value among the Variable Account's Subaccounts, if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period.

    The amounts for the Death Benefit, Cash Surrender Value, and Accumulation Value shown in the tables reflect the fact that an expense charge and a charge for the cost of insurance are deducted from the Accumulation Value on each Monthly Deduction Date. The Cash Surrender Values shown in the tables reflect the fact that a Surrender Charge is deducted from the Accumulation Value upon surrender or lapse during the first nine years following each premium payment. The amounts shown in the tables also take into account an average daily charge equal to an annual charge 0.93% of the average daily net assets of the Series Funds for the investment advisory fees and operating expenses incurred by the Series Funds The gross annual investment return rates of 0%, 6%, and 12% on the Fund's assets are equal to net annual investment return rates of -0.93%, 5.07%, 11.07%, respectively.

    The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account, since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Death Benefits, Cash Surrender Values and Accumulation Values illustrated.

    The second column of each table shows the amount which would accumulate if the initial premium of $20,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

     Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the specified amount, the proposed amount and frequency of premium payments and any available riders requested.


                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.07% NET)

           Male issue age 55        Initial Premium $20,000
           Preferred Class              Face Amount $52,000

                         Current Charges *                        Guaranteed Charges **
             -------------------------------------------    -----------------------------------
               Premiums
  End of     Accumulated               Cash                                Cash
Contract        at 5%      Account   Surrender  Death        Account    Surrender     Death
   Year        Interest     Value     Value    Benefit        Value       Value      Benefit
               Per Year
   ----        --------     -----     -----    -------        -----       -----      -------
   1             21,000      21,732   19,832     52,000       21,515      19,615       52,000
   2             22,505      23,613   21,713     52,000       23,159      21,259       52,000
   3             23,153      25,658   23,758     52,000       24,947      23,047       52,000
   4             24,310      27,879   26,079     52,000       26,896      25,096       52,000
   5             25,526      30,293   28,793     52,000       29,028      27,528       52,000
   6             26,802      32,916   31,716     52,000       31,363      30,163       52,000
   7             28,142      35,766   34,866     52,000       33,928      33,028       52,000
   8             29,549      38,863   38,263     52,000       36,755      36,155       52,000
   9             31,027      42,256   41,956     52,398       39,880      39,580       52,000
  10             32,578      45,988   45,988     56,106       43,349      43,349       52,886
  11             34,207      50,266   50,266     60,319       47,347      47,347       56,817
  12             35,917      54,941   54,941     65,380       51,704      51,704       61,527
  13             37,713      60,052   60,052     70,861       56,450      56,450       66,611
  14             39,599      65,637   65,637     76,796       61,621      61,621       72,097
  15             41,579      71,743   71,743     83,221       67,256      67,256       78,017
  16             43,657      78,416   78,416     90,178       73,393      73,393       84,402
  17             45,840      85,709   85,709     96,852       80,115      80,115       90,530
  18             48,132      93,682   93,682    103,987       87,486      87,486       97,110
  19             50,539     102,395  102,395    111,611       95,586      95,586      104,189
  20             53,066     111,994  111,994    119,834      104,509     104,509      111,825

  25             67,727     175,493  175,493    184,267      163,469     163,469      171,643
  35            110,320     427,088  427,088    448,442      385,108     385,108      404,364




* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.07% NET)

           Male issue age 55        Initial Premium $20,000
           Preferred Class              Face Amount $52,000

                        Current Charges *                        Guaranteed Charges **
            -------------------------------------------    -----------------------------------
              Premiums
  End of    Accumulated               Cash                                Cash
Contract       at 5%      Account   Surrender  Death        Account    Surrender     Death
   Year       Interest     Value     Value    Benefit        Value       Value      Benefit
             Per Year
   ----       --------     -----     -----    -------        -----       -----      -------
   1            21,000     20,550    18,650     52,000       20,338      18,438      52,000
   2            22,505     21,116    19,216     52,000       20,660      18,760      52,000
   3            23,153     21,697    19,797     52,000       20,962      19,062      52,000
   4            24,310     22,294    20,494     52,000       21,243      19,443      52,000
   5            25,526     22,907    21,407     52,000       21,498      19,998      52,000
   6            26,802     23,538    22,338     52,000       21,724      20,524      52,000
   7            28,142     24,185    23,285     52,000       21,912      21,012      52,000
   8            29,549     24,851    24,251     52,000       22,057      21,457      52,000
   9            31,027     25,535    25,235     52,000       22,148      21,848      52,000
  10            32,578     26,237    26,237     52,000       22,178      22,178      52,000
  11            34,207     27,092    27,092     52,000       22,227      22,227      52,000
  12            35,917     27,974    27,974     52,000       22,202      22,202      52,000
  13            37,713     28,885    28,885     52,000       22,093      22,093      52,000
  14            39,599     29,825    29,825     52,000       21,887      21,887      52,000
  15            41,579     30,796    30,796     52,000       21,566      21,566      52,000
  16            43,657     31,799    31,799     52,000       21,106      21,106      52,000
  17            45,840     32,835    32,835     52,000       20,477      20,477      52,000
  18            48,132     33,904    33,904     52,000       19,638      19,638      52,000
  19            50,539     35,008    35,008     52,000       18,540      18,540      52,000
  20            53,066     36,148    36,148     52,000       17,130      17,130      52,000

  25            67,727     42,429    42,429     52,000        2,562       2,562      52,000
  35           110,320     58,931    58,931     61,878          ***        ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.
*** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.93% NET)

           Male issue age 55        Initial Premium $20,000
           Preferred Class              Face Amount $52,000

                        Current Charges *                    Guaranteed Charges **
            ----------------------------------------     -------------------------------
              Premiums
  End of    Accumulated               Cash                             Cash
Contract       at 5%      Account   Surrender  Death     Account    Surrender     Death
   Year       Interest     Value     Value    Benefit     Value       Value      Benefit
            Per Year
   ----     --------      -----     -----    -------      -----       -----      -------
   1          21,000     19,377    17,477    52,000      19,162      17,262       52,000
   2          22,505     18,773    16,873    52,000      18,302      16,402       52,000
   3          23,153     18,188    16,288    52,000      17,417      15,517       52,000
   4          24,310     17,621    15,821    52,000      16,502      14,702       52,000
   5          25,526     17,072    15,572    52,000      15,552      14,052       52,000
   6          26,802     16,540    15,340    52,000      14,560      13,360       52,000
   7          28,142     16,025    15,125    52,000      13,518      12,618       52,000
   8          29,549     15,526    14,926    52,000      12,413      11,813       52,000
   9          31,027     15,042    14,742    52,000      11,235      10,935       52,000
  10          32,578     14,573    14,573    52,000       9,969       9,969       52,000
  11          34,207     14,188    14,188    52,000       8,641       8,641       52,000
  12          35,917     13,814    13,814    52,000       7,194       7,194       52,000
  13          37,713     13,449    13,449    52,000       5,613       5,613       52,000
  14          39,599     13,094    13,094    52,000       3,880       3,880       52,000
  15          41,579     12,748    12,748    52,000       1,966       1,966       52,000
  16          43,657     12,412    12,412    52,000         ***       ***           ***
  17          45,840     12,084    12,084    52,000         ***       ***           ***
  18          48,132     11,765    11,765    52,000         ***       ***           ***
  19          50,539     11,454    11,454    52,000         ***       ***           ***
  20          53,066     11,152    11,152    52,000         ***       ***           ***

  25          67,727      9,756     9,756    52,000         ***       ***           ***
  35         110,320      7,465     7,465    52,000         ***       ***           ***


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect  investment  results using  guaranteed cost of insurance rates and expense charges.
*** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.07% NET)

           Male issue age 65        Initial Premium $20,000
           Preferred Class              Face Amount $36,867

                       Current Charges *                        Guaranteed Charges **
           -------------------------------------------    -----------------------------------
             Premiums
  End of   Accumulated               Cash                                Cash
Contract      at 5%      Account   Surrender  Death        Account    Surrender     Death
   Year      Interest     Value     Value    Benefit        Value       Value      Benefit
             Per Year
   ----      --------     -----     -----    -------        -----       -----      -------
   1           21,000     21,732    19,832     36,867       21,421      19,521       36,867
   2           22,505     23,613    21,713     36,867       22,978      21,078       36,867
   3           23,153     25,658    23,758     36,867       24,694      22,794       36,867
   4           24,310     27,879    26,079     36,867       26,597      24,797       36,867
   5           25,526     30,293    28,793     36,867       28,720      27,220       36,867
   6           26,802     32,925    31,725     37,864       31,104      29,904       36,867
   7           28,142     35,813    34,913     40,468       33,792      32,892       38,184
   8           29,549     38,969    38,369     43,255       36,756      36,156       40,800
   9           31,027     42,425    42,125     46,244       40,002      39,702       43,602
  10           32,578     46,220    46,220     49,456       43,565      43,565       46,614
  11           34,207     50,599    50,599     53,129       47,675      47,675       50,059
  12           35,917     55,375    55,375     58,143       52,156      52,156       54,763
  13           37,713     60,580    60,580     63,609       57,038      57,038       59,890
  14           39,599     66,252    66,252     69,564       62,355      62,355       65,473
  15           41,579     72,426    72,426     76,048       68,143      68,143       71,550
  16           43,657     79,163    79,163     83,121       74,436      74,436       78,157
  17           45,840     86,526    86,526     90,853       81,272      81,272       85,336
  18           48,132     94,575    94,575     99,303       88,690      88,690       93,124
  19           50,539    103,371   103,371    108,540       96,728      96,728      101,564
  20           53,066    112,986   112,986    118,636      105,428     105,428      110,700

  25           67,727    176,261   176,261    185,074      160,533     160,533      168,560
  35          110,320    433,749   433,749    433,749      392,431     392,431      392,431



* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.07% NET)

           Male issue age 65        Initial Premium $20,000
           Preferred Class              Face Amount $36,867

                         Current Charges *                        Guaranteed Charges **
             -------------------------------------------    -----------------------------------
               Premiums
  End of     Accumulated               Cash                                Cash
Contract        at 5%      Account   Surrender  Death        Account    Surrender     Death
   Year        Interest     Value     Value    Benefit        Value       Value      Benefit
              Per Year
   ----       --------      -----     -----    -------        -----       -----      -------
   1             21,000     20,550    18,650     36,867       20,239      18,339      36,867
   2             22,505     21,116    19,216     36,867       20,450      18,550      36,867
   3             23,153     21,697    19,797     36,867       20,630      18,730      36,867
   4             24,310     22,294    20,494     36,867       20,774      18,974      36,867
   5             25,526     22,907    21,407     36,867       20,876      19,376      36,867
   6             26,802     23,538    22,338     36,867       20,926      19,726      36,867
   7             28,142     24,185    23,285     36,867       20,912      20,012      36,867
   8             29,549     24,851    24,251     36,867       20,820      20,220      36,867
   9             31,027     25,535    25,235     36,867       20,632      20,332      36,867
  10             32,578     26,237    26,237     36,867       20,326      20,326      36,867
  11             34,207     27,092    27,092     36,867       19,965      19,965      36,867
  12             35,917     27,974    27,974     36,867       19,448      19,448      36,867
  13             37,713     28,885    28,885     36,867       18,745      18,745      36,867
  14             39,599     29,825    29,825     36,867       17,816      17,816      36,867
  15             41,579     30,796    30,796     36,867       16,609      16,609      36,867
  16             43,657     31,799    31,799     36,867       15,048      15,048      36,867
  17             45,840     32,835    32,835     36,867       13,028      13,028      36,867
  18             48,132     33,904    33,904     36,867       10,405      10,405      36,867
  19             50,539     35,008    35,008     36,867        6,982       6,982      36,867
  20             53,066     36,148    36,148     37,955        2,495       2,495      36,867

  25             67,727     42,429    42,429     44,551          ***         ***         ***
  35            110,320     60,346    60,346     60,346          ***         ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect  investment  results using  guaranteed cost of insurance rates and expense charges.
*** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.93% NET)

           Male issue age 65        Initial Premium $20,000
           Preferred Class              Face Amount $36,867

                         Current Charges *                        Guaranteed Charges **
             -------------------------------------------    -----------------------------------
               Premiums
  End of     Accumulated               Cash                                Cash
Contract        at 5%      Account   Surrender  Death        Account    Surrender     Death
   Year        Interest     Value     Value    Benefit        Value       Value      Benefit
              Per Year
   ----       --------      -----     -----    -------        -----       -----      -------
   1             21,000     19,377    17,477    36,867        19,057     17,157       36,867
   2             22,505     18,773    16,873    36,867        18,067     16,167       36,867
   3             23,153     18,188    16,288    36,867        17,021     15,121       36,867
   4             24,310     17,621    15,821    36,867        15,908     14,108       36,867
   5             25,526     17,072    15,572    36,867        14,717     13,217       36,867
   6             26,802     16,540    15,340    36,867        13,428     12,228       36,867
   7             28,142     16,025    15,125    36,867        12,019     11,119       36,867
   8             29,549     15,526    14,926    36,867        10,461      9,861       36,867
   9             31,027     15,042    14,742    36,867         8,718      8,418       36,867
  10             32,578     14,573    14,573    36,867         6,752      6,752       36,867
  11             34,207     14,188    14,188    36,867         4,541      4,541       36,867
  12             35,917     13,814    13,814    36,867         2,005      2,005       36,867
  13             37,713     13,449    13,449    36,867           ***         ***         ***
  14             39,599     13,094    13,094    36,867           ***         ***         ***
  15             41,579     12,748    12,748    36,867           ***         ***         ***
  16             43,657     12,412    12,412    36,867           ***         ***         ***
  17             45,840     12,084    12,084    36,867           ***         ***         ***
  18             48,132     11,765    11,765    36,867           ***         ***         ***
  19             50,539     11,454    11,454    36,867           ***         ***         ***
  20             53,066     11,152    11,152    36,867           ***         ***         ***

  25             67,727      9,756     9,756    36,867           ***         ***         ***
  35            110,320      7,465     7,465    36,867           ***         ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect  investment  results using  guaranteed cost of insurance rates and expense charges.
*** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.07% NET)

           Male issue age 75        Initial Premium $20,000
           Preferred Class              Face Amount $29,134

                           Current Charges *                        Guaranteed Charges **
               -------------------------------------------    -----------------------------------
                 Premiums
  End of       Accumulated               Cash                                Cash
Contract          at 5%      Account   Surrender  Death        Account    Surrender     Death
   Year          Interest     Value     Value    Benefit        Value       Value      Benefit
                Per Year
--------        --------      -----     -----    -------        -----       -----      -------
   1               21,000     21,724    19,824    29,134         21,268     19,368       29,134
   2               22,505     23,596    21,696    29,134         22,700     20,800       29,134
   3               23,153     25,630    23,730    29,134         24,345     22,445       29,134
   4               24,310     27,851    26,051    29,243         26,263     24,463       29,134
   5               25,526     30,316    28,816    31,832         28,527     27,027       29,953
   6               26,802     32,986    31,786    34,635         31,039     29,839       32,591
   7               28,142     35,873    34,973    37,667         33,756     32,856       35,444
   8               29,549     38,993    38,393    40,943         36,692     36,092       38,526
   9               31,027     42,360    42,060    44,478         39,860     39,560       41,853
  10               32,578     46,022    46,022    48,323         43,273     43,273       45,437
  11               34,207     50,285    50,285    52,799         47,135     47,135       49,492
  12               35,917     54,942    54,942    57,689         51,306     51,306       53,872
  13               37,713     60,031    60,031    63,033         55,808     55,808       58,599
  14               39,599     65,591    65,591    68,871         60,663     60,663       63,696
  15               41,579     71,666    71,666    75,250         65,891     65,891       69,186
  16               43,657     78,304    78,304    82,219         71,517     71,517       75,093
  17               45,840     85,557    85,557    88,979         77,751     77,751       80,861
  18               48,132     93,481    93,481    96,285         84,690     84,690       87,231
  19               50,539    102,139   102,139   104,182         92,450     92,450       94,299
  20               53,066    111,779   111,779   112,897        101,175    101,175      102,187

  25               67,727    177,957   177,957   177,957        161,075    161,075      161,075



* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.07% NET)

           Male issue age 75        Initial Premium $20,000
           Preferred Class              Face Amount $29,134

                        Current Charges *                        Guaranteed Charges **
            -------------------------------------------    -----------------------------------
              Premiums
  End of    Accumulated               Cash                                Cash
Contract       at 5%      Account   Surrender  Death        Account    Surrender     Death
   Year       Interest     Value     Value    Benefit        Value       Value      Benefit
             Per Year
   ----      --------      -----     -----    -------        -----       -----      -------
   1            21,000     20,550    18,650    29,134        20,069      18,169       29,134
   2            22,505     21,116    19,216    29,134        20,083      18,183       29,134
   3            23,153     21,697    19,797    29,134        20,034      18,134       29,134
   4            24,310     22,294    20,494    29,134        19,913      18,113       29,134
   5            25,526     22,907    21,407    29,134        19,702      18,202       29,134
   6            26,802     23,538    22,338    29,134        19,378      18,178       29,134
   7            28,142     24,185    23,285    29,134        18,909      18,009       29,134
   8            29,549     24,851    24,251    29,134        18,250      17,650       29,134
   9            31,027     25,535    25,235    29,134        17,340      17,040       29,134
  10            32,578     26,237    26,237    29,134        16,100      16,100       29,134
  11            34,207     27,092    27,092    29,134        14,489      14,489       29,134
  12            35,917     27,974    27,974    29,372        12,303      12,303       29,134
  13            37,713     28,885    28,885    30,329         9,338       9,338       29,134
  14            39,599     29,825    29,825    31,317         5,305       5,305       29,134
  15            41,579     30,796    30,796    32,336           ***         ***         ***
  16            43,657     31,799    31,799    33,389           ***         ***         ***
  17            45,840     32,835    32,835    34,148           ***         ***         ***
  18            48,132     33,904    33,904    34,921           ***         ***         ***
  19            50,539     35,011    35,011    35,711           ***         ***         ***
  20            53,066     36,246    36,246    36,608           ***         ***         ***

  25            67,727     43,714    43,714    43,714           ***         ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect  investment  results using  guaranteed cost of insurance rates and expense charges.
*** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.



                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.93% NET)

           Male issue age 75        Initial Premium $20,000
           Preferred Class              Face Amount $29,134

                        Current Charges *                        Guaranteed Charges **
            -------------------------------------------    -----------------------------------
              Premiums
  End of    Accumulated               Cash                                Cash
Contract       at 5%      Account   Surrender  Death        Account    Surrender     Death
   Year       Interest     Value     Value    Benefit        Value       Value      Benefit
             Per Year
   ----      --------      -----     -----    -------        -----       -----      -------
   1            21,000     19,377    17,477    29,134        18,870      16,970      29,134
   2            22,505     18,773    16,873    29,134        17,620      15,720      29,134
   3            23,153     18,188    16,288    29,134        16,224      14,324      29,134
   4            24,310     17,621    15,821    29,134        14,652      12,852      29,134
   5            25,526     17,072    15,572    29,134        12,861      11,361      29,134
   6            26,802     16,540    15,340    29,134        10,796       9,596      29,134
   7            28,142     16,025    15,125    29,134         8,380       7,480      29,134
   8            29,549     15,526    14,926    29,134         5,508       4,908      29,134
   9            31,027     15,042    14,742    29,134         2,042       1,742      29,134
  10            32,578     14,573    14,573    29,134           ***         ***         ***
  11            34,207     14,188    14,188    29,134           ***         ***         ***
  12            35,917     13,814    13,814    29,134           ***         ***         ***
  13            37,713     13,449    13,449    29,134           ***         ***         ***
  14            39,599     13,094    13,094    29,134           ***         ***         ***
  15            41,579     12,748    12,748    29,134           ***         ***         ***
  16            43,657     12,412    12,412    29,134           ***         ***         ***
  17            45,840     12,084    12,084    29,134           ***         ***         ***
  18            48,132     11,765    11,765    29,134           ***         ***         ***
  19            50,539     11,454    11,454    29,134           ***         ***         ***
  20            53,066     11,152    11,152    29,134           ***         ***         ***

  25            67,727      9,756     9,756    29,134           ***         ***         ***


* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect  investment  results using  guaranteed cost of insurance rates and expense charges.
*** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. Theses values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.
                                       36



                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
    ASSUMING HYPOTHETICAL GROSS annual INVESTMENT RETURN OF 12% (11.07% NET)

           Male issue age 65        Initial Premium $20,000                 Standard Class
Specified Amount $36,867

                                 Current Charges *                 Guaranteed Charges **
                            -----------------------------    -----------------------------------
               Premiums
  End of     Accumulated                Cash                               Cash
Policy      at 5% Interest   Accum.   Surrender  Death        Accum.    Surrender     Death
   Year        Per Year      Value     Value    Benefit       Value       Value      Benefit
   ----        --------      -----     -----    -------       -----       -----      -------
   1           $21,000       21,594    19,694    36,867      21,421       19,521      36,867
   2            22,505       23,315    21,415    36,867      22,978       21,078      36,867
   3            23,153       25,173    23,273    36,867      24,694       22,794      36,867
   4            24,310       27,179    25,379    36,867      26,597       24,797      36,867
   5            25,526       29,383    27,883    36,867      28,720       27,220      36,867
   6            26,802       31,860    30,660    36,867      31,104       29,904      36,867
   7            28,142       34,634    33,734    39,136      33,792       32,892      38,184
   8            29,549       37,673    37,073    41,817      36,756       36,156      40,800
   9            31,027       40,999    40,699    44,689      40,002       39,702      43,602
  10            32,578       44,651    44,651    47,777      43,565       43,565      46,614
  11            34,207       48,864    48,864    51,307      47,675       47,675      50,059
  12            35,917       53,456    53,456    56,129      52,156       52,156      54,763
  13            37,713       58,460    58,460    61,383      57,038       57,038      59,890
  14            39,599       63,910    63,910    67,105      62,355       62,355      65,473
  15            41,579       69,841    69,841    73,333      68,143       68,143      71,550
  16            43,657       76,291    76,291    80,106      74,436       74,436      78,157
  17            45,840       83,298    83,298    87,463      81,272       81,272      85,336
  18            48,132       90,901    90,901    95,446      88,690       88,690      93,124
  19            50,539       99,139    99,139   104,096      96,728       96,728     101,564
  20            53,066      108,057   108,057   113,459     105,428      105,428     110,700

  25            67,727      165,476   165,476   173,750     160,533      160,533     168,560
  35           110,320      406,477   406,477   406,477     392,431      392,431     392,431




* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS annual INVESTMENT RETURN OF 6% (5.07% NET)

           Male issue age 65        Initial Premium $20,000                 Standard Class
Specified Amount $36,867

                               Current Charges *                 Guaranteed Charges **
                          -----------------------------    -----------------------------------
              Premiums
  End of    Accumulated               Cash                                Cash
Policy         at 5%       Accum.   Surrender  Death         Accum.    Surrender     Death
   Year       Interest     Value     Value    Benefit        Value       Value      Benefit
             Per Year
   ----      --------      -----     -----    -------        -----       -----      -------
   1           $21,000     20,427    18,527    36,867        20,239      18,339       36,867
   2            22,505     20,864    18,964    36,867        20,450      18,550       36,867
   3            23,153     21,309    19,409    36,867        20,630      18,730       36,867
   4            24,310     21,765    19,965    36,867        20,774      18,974       36,867
   5            25,526     22,230    20,730    36,867        20,876      19,376       36,867
   6            26,802     22,705    21,505    36,867        20,926      19,726       36,867
   7            28,142     23,190    22,290    36,867        20,912      20,012       36,867
   8            29,549     23,685    23,085    36,867        20,820      20,220       36,867
   9            31,027     24,191    23,891    36,867        20,632      20,332       36,867
  10            32,578     24,708    24,708    36,867        20,326      20,326       36,867
  11            34,207     25,426    25,426    36,867        19,965      19,965       36,867
  12            35,917     26,165    26,165    36,867        19,448      19,448       36,867
  13            37,713     26,925    26,925    36,867        18,745      18,745       36,867
  14            39,599     27,707    27,707    36,867        17,816      17,816       36,867
  15            41,579     28,512    28,512    36,867        16,609      16,609       36,867
  16            43,657     29,340    29,340    36,867        15,048      15,048       36,867
  17            45,840     30,193    30,193    36,867        13,028      13,028       36,867
  18            48,132     31,070    31,070    36,867        10,405      10,405       36,867
  19            50,539     31,973    31,973    36,867         6,982       6,982       36,867
  20            53,066     32,901    32,901    36,867         2,495       2,495       36,867

  25            67,727     37,967    37,967    39,865           ***         ***         ***
  35           110,320     53,414    53,414    53,414           ***         ***         ***




* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect  investment  results using  guaranteed cost of insurance rates and expense charges.
*** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.


                     United of Omaha Life Insurance Company
                 Modified Single Premium Variable Life Insurance

                            HYPOTHETICAL ILLUSTRATION
     ASSUMING HYPOTHETICAL GROSS annual INVESTMENT RETURN OF 0% (-.93% NET)

           Male issue age 65        Initial Premium $20,000
           Standard Class           Specified Amount $36,867

                                  Current Charges *                 Guaranteed Charges **
                             -----------------------------    -----------------------------------
                 Premiums
  End of       Accumulated               Cash                                Cash
Policy            at 5%       Accum.   Surrender  Death         Accum.    Surrender     Death
   Year          Interest     Value     Value    Benefit        Value       Value      Benefit
                Per Year
   ----         --------      -----     -----    -------        -----       -----      -------
   1              $21,000     19,261    17,361    36,867        19,057      17,157       36,867
   2               22,505     18,549    16,649    36,867        18,067      16,167       36,867
   3               23,153     17,863    15,963    36,867        17,021      15,121       36,867
   4               24,310     17,203    15,403    36,867        15,908      14,108       36,867
   5               25,526     16,567    15,067    36,867        14,717      13,217       36,867
   6               26,802     15,955    14,755    36,867        13,428      12,228       36,867
   7               28,142     15,365    14,465    36,867        12,019      11,119       36,867
   8               29,549     14,797    14,197    36,867        10,461       9,861       36,867
   9               31,027     14,250    13,950    36,867         8,718       8,418       36,867
  10               32,578     13,724    13,724    36,867         6,752       6,752       36,867
  11               34,207     13,316    13,316    36,867         4,541       4,541       36,867
  12               35,917     12,920    12,920    36,867         2,005       2,005       36,867
  13               37,713     12,536    12,536    36,867           ***         ***         ***
  14               39,599     12,164    12,164    36,867           ***         ***         ***
  15               41,579     11,803    11,803    36,867           ***         ***         ***
  16               43,657     11,452    11,452    36,867           ***         ***         ***
  17               45,840     11,112    11,112    36,867           ***         ***         ***
  18               48,132     10,782    10,782    36,867           ***         ***         ***
  19               50,539     10,461    10,461    36,867           ***         ***         ***
  20               53,066     10,150    10,150    36,867           ***         ***         ***

  25               67,727      8,729     8,729    36,867           ***         ***         ***
  35              110,320      6,457     6,457    36,867           ***         ***         ***



* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect  investment  results using  guaranteed cost of insurance rates and expense charges.
*** The Policy is lapsed.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the Owner and different investment rates of return for the Portfolios. The Death Benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages from individual Policy years. These values would also be different if any Policy loan or partial withdrawal were made during the period. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

 -----------------------------------------------------------
FINANCIAL STATEMENTS


[To be included by a subsequent Amendment to the Registration before this Amended Registration becomes effective.]

                                       II-
                           PART II - OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

    By a Resolution adopted May 21, 1996, United's Board of Directors provides for indemnification of a director, officer or employee to the full extent of the law. Generally, the Nebraska Business Corporation Act permits indemnification against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be made in any type of action by or in the right of United if the proposed indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to United, unless a court determines otherwise.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by United of expenses incurred or paid by a director, officer, or controlling person of United in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

    United of Omaha Life Insurance Company represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United of Omaha Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

    The facing sheet.

    A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

    The prospectus.

    The undertaking to file reports.

    The Rule 484 Undertaking.

    The Section 26(e) Representation.

    The signatures.

    Written consents of the following persons:

        Independent Auditors (included in Exhibit 7)
        Kenneth W. Reitz, Esquire (included in Exhibit 2)
        Robert E. Hupf, F.S.A., M.A.A.A. (included in Exhibit 6)

    The following exhibits:

1.A.   (1)     Resolution  of the Board of Directors of United Life  Insurance
               Company establishing the Variable Account. *

       (2)     None.

       (3)(a) Principal Underwriter Agreement by and between United, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services. *

          (b) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. **

          (c)  Commission Schedule for Policies.  ***

       (4)     None.

       (5)(a) Form of Policy for the ULTRA VARIABLE LIFE modified single premium variable life insurance policy. ***

          (b)  Form of Riders to the Policy. *

          (c)  Systematic Transfer Enrollment Program Endorsement to the
               Policy****

       (6)(a) Articles of Incorporation of United of Omaha Life Insurance Company. **

          (b)  Bylaws of United of Omaha Life Insurance Company.*

       (7)     None.

       (8)(a) Participation Agreement by and between United of Omaha Life Insurance Company and the Alger American Fund. **

          (b) Participation Agreement by and between United of Omaha Life Insurance Company and the Insurance Management Series. **

          (c) Participation Agreement by and between United of Omaha Life Insurance Company and the Fidelity VIP Fund and Fidelity VIP Fund II. **

          (d) Participation Agreement by and between United of Omaha Life Insurance Company and MFS Variable Insurance Trust. **

          (e) Participation Agreement by and between United of Omaha Life Insurance Company and Pioneer Variable Contracts Trust.**

          (f) Participation Agreement by and between United of Omaha Life Insurance Company and the Scudder Variable Life Investment Fund. **

          (g) Participation Agreement by and between United of Omaha Life Insurance Company and T. Rowe Price International Series, T. Rowe Price Fixed Income Series, and T. Rowe Price Equity
               Series. **

          (h) Participation Agreement by and between United of Omaha Life Insurance Company and Morgan Stanley Universal Funds, et. al.****

       (9)     None.

      (10) Form of Application for the United of Omaha Life Insurance Company ULTRA VARIABLE LIFE Modified Single Premium Variable Life Insurance Policy.*

      (11)     Issuance, Transfer and Redemption Memorandum ***

2.             Opinion and Consent of Counsel. #

3.             Not Applicable.

4.             Not Applicable.

5.             Not Applicable.

6.             Opinion and Consent of Actuary. #

7.             Independent Auditor's Consent. #

8.             Powers of Attorney. ***



* Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

*** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on June 20, 1997 (File No. 333-18881).

*** Incorporated by Reference to the Registration Statement for United of Omaha Separate Account B filed on April 16, 1998 (File No. 333-18881).

# To be filed by a Post-Effective Amendment filed before the effective date of this Amended Registration.

                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Omaha and State of Nebraska, on January 27, 1999.

                  UNITED OF OMAHA SEPARATE ACCOUNT B
                          (Registrant)

                  UNITED OF OMAHA LIFE INSURANCE COMPANY
                          (Depositor)

                                        /s/Kenneth W. Reitz
                                      ---------------------------------
                                      By:  Kenneth W. Reitz

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated:


Signatures                           Title                               Date
----------                           ---------                         --------
_____*____________________           Chairman of the Board,              1/27/99
John W. Weekly                       Chief Executive Officer

_____*____________________           Director, President,                1/27/99
John A. Sturgeon                     Chief Operating Officer

_____*____________________           General Comptroller                 1/27/99
Tommie Thompson                      (Principal Financial Officer, and
                                     Principal Accounting Officer)

_____*____________________           Director                            1/27/99
     -
Samuel L. Foggie
_____*___________________            Director                            1/27/99
     -
John D. Minton
_____*__________________             Director                            1/27/99
     -
Hugh V. Plunkett, III
_____*___________________            Director                            1/27/99
     -
Richard J. Sampson
_____*___________________            Director                            1/27/99
     -
Oscar S. Straus
______*__________________            Director                            1/27/99
Michael A. Wayne



By:  /s/   Kenneth W. Reitz         Date:  January 27, 1999
    Kenneth W. Reitz

* Signed by Kenneth W. Reitz under Powers of Attorney executed on May 20, 1997, filed as exhibits incorporated by reference in this registration statement.